ANNUAL REPORT
2002

[GRAPHIC]

[CITIZENS FUNDS(R) LOGO]

                                                       [PHOTO OF SOPHIA COLLIER]

DEAR SHAREHOLDER:

The past year was a very challenging period for stocks -- and for the equity portfolios within the Citizens Funds family. Terrorism, accounting scandals, excessive executive pay, lack of auditor independence, and management cover-ups have battered both stock prices and investors' confidence.

In response to this difficult environment, we made some noteworthy adjustments during the period. We changed the sub-adviser on the Citizens Global Equity and International Growth Funds, and brought in house the management of the Emerging Growth Fund. In addition, we strengthened our internal fundamental research capabilities, making substantial new investments in both people and systems to assist our investment process. I believe that these changes have already begun to show their value, and I'll continue to closely monitor results going forward.

As we enter a new fiscal year for our funds, I believe we have a strong base from which to pursue growth opportunities for our shareholders. There are many positive factors in today's market environment, including historically low interest rates, very low inflation, and expansions in various sectors of the economy. Moreover, the stocks of many companies with excellent prospects and high standards of corporate responsibility are selling at what we believe may be bargain values. It is our view that owning these stocks presents an opportunity for strong capital appreciation over the next few years as the economy and investor confidence improves.

One encouraging trend we've seen within the investment community is an increase in shareholder activism. At Citizens Funds we have always recognized the integral relationship between traditional fundamental investment analysis and social/ethical criteria. We recently led shareholder resolutions at two Fortune 500 companies aimed at removing auditor conflicts of interest.

Going forward, we believe that the U.S. economy will continue its recovery. Less certain is exactly when stock prices and investor confidence will show a sustained rebound. What is clear is that socially responsible investors are in the position to have a meaningful impact on corporate behavior and to be effective agents of change. We at Citizens Funds will continue to play a role in this process.

As always, we thank you for the confidence you've placed in Citizens Funds and we look forward to helping you achieve your goals.

                                    My best,
                                    /s/ Sophia Collier
                                    Sophia Collier
                                    PRESIDENT

INVESTMENTS IN THE CITIZENS EMERGING GROWTH FUND INVOLVE UNIQUE RISKS, AS SMALL- AND MEDIUM-SIZED COMPANIES MAY HAVE INEXPERIENCED MANAGEMENT, LIMITED PRODUCT LINES, A DIFFICULT TIME OBTAINING FINANCING OR MARKET SHARE, AND THEIR SHARES MAY BE MORE VOLATILE AND NOT TRADED AS FREQUENTLY OR IN AS LARGE A VOLUME AS LARGER COMPANIES. INVESTMENTS IN THE CITIZENS GLOBAL EQUITY FUND AND THE CITIZENS INTERNATIONAL GROWTH FUND INVOLVE RISKS OF INVESTING IN FOREIGN MARKETS, INCLUDING POLITICAL INSTABILITY AND CURRENCY RISKS, EXCESSIVE TAXATION, DIFFERENT FINANCIAL AND AUDITING STANDARDS, INCREASED MARKET VOLATILITY AND OTHER FACTORS.

PLEASE CALL 800.223.7010 FOR A PROSPECTUS THAT CONTAINS COMPLETE DETAILS OF FEES AND EXPENSES AND SHOULD BE READ CAREFULLY BEFORE INVESTING.

DISTRIBUTED BY CITIZENS SECURITIES, INC., PORTSMOUTH, NH  03801

[SIDENOTE]

     IN THIS REPORT

 4   CITIZENS CORE GROWTH FUND

10   CITIZENS EMERGING GROWTH FUND

16   CITIZENS SMALL CAP CORE
     GROWTH FUND

22   CITIZENS GLOBAL EQUITY FUND

28   CITIZENS INTERNATIONAL
     GROWTH FUND

34   CITIZENS INCOME FUND

40   CITIZENS MONEY MARKET FUND

45   Notes to Financial Statements

52   Board of Trustees

[PHOTO]

A LOOK AT THE MARKET ENVIRONMENT

July 1, 2001 to June 30, 2002

The period covered by this report held a number of lessons for investors. Market volatility -- the result of forces both inside and outside the U.S. -- reinforced the wisdom of keeping portfolios broadly diversified and choosing investments prudently.

AFTER A YEAR OF AGGRESSIVELY CUTTING INTEREST RATES, THE FEDERAL RESERVE GREW QUIET. The Federal Reserve (Fed) cut rates eleven times in calendar 2001 -- five of those times during the report period -- bringing rates to their lowest levels in decades. The goal of the cuts was to stimulate the economy and business spending. During the first half of 2002, however, the Fed held rates steady, awaiting signs of a strong recovery.

THE POST-ENRON, POST - 9/11 ENVIRONMENT

ACCOUNTING PRACTICES, CORPORATE GOVERNANCE AND EXECUTIVE COMPENSATION CAME UNDER VERY HEAVY SCRUTINY. Employees, investors large and small, regulators and legislators all turned their attention to these issues. Companies that admitted to, or simply were suspected of, questionable business practices saw their stock prices pummeled and their borrowing costs raised.

TENSIONS IN THE MIDDLE EAST AND CENTRAL ASIA CAUSED INVESTOR CONCERNS. The escalation of terrorism in the Middle East, tensions between India and Pakistan, and the ongoing war on terrorism exacerbated volatility in markets both at home and abroad. Investors reacted by seeking the relative safety of precious metals and real estate, both of which saw their values increase overall.

END OF RECESSION, SLOW START FOR RECOVERY. The recession that began in March 2001 was comparatively mild and short-lived. However, signs of an improving economy did not help stock prices. In addition, corporate earnings did not improve enough to convince investors that the near-term outlook was getting any brighter, particularly in light of the lackluster nature of the recovery.

[SIDENOTE]

HALF FULL OR HALF EMPTY? A LOOK AT THE STRENGTHS AND WEAKNESSES OF THE U.S. ECONOMIC RECOVERY.

- The recession of 2001 was one of the shortest and mildest on record. In fact, by one traditional definition, it wasn't a recession at all, since the nation's GDP (Gross Domestic Product), a measure of overall economic activity, was only negative for one quarter, rather than two.

- The turnaround has included upturns in productivity, GDP, manufacturing and home sales -- all areas considered essential to a recovery.

- Other essential areas have been weak. In particular, businesses have been very slow to resume spending on new offices and equipment.

- Most recoveries get a boost from a surge in consumer spending. That isn't likely this time, because consumer spending has remained strong all along.

--------------------------------------------------------------------------------

LOOKING AHEAD: RECOVERY LIKELY TO CONTINUE, BUT SLOWLY

ECONOMIC SIGNALS APPEAR LIKELY TO REMAIN MIXED. Economic data still point to a slow economic recovery. However, there are a number of economic signals that could hurt the recovery, including expected corporate layoffs, a possible continuation of high profile bankruptcies, a slightly increasing unemployment rate, a declining U.S. dollar (measured against most major currencies), negative consumer confidence, possible cuts in corporate capital expenditures, and a declining GDP growth number. Positive signs include low inflation, low interest rates, robust consumer spending, continued strength in the real estate market, and improving corporate earnings.

INTEREST RATES ARE LIKELY TO REMAIN LOW THROUGH THE END OF 2002. We believe the Fed will continue to hold off on increasing rates as it looks for more positive signs of an economic recovery. It's possible the Fed may leave

HOW THE STOCK AND BOND MARKETS PERFORMED

IN THE U.S., MOST MAJOR INDICES SPENT THE YEAR IN NEGATIVE TERRITORY. The Dow, Nasdaq and S&P 500 all ended the report period down. An early 2002 market rally, sparked by confirmation of the emerging economic recovery, fizzled as it became clear that corporate earnings remained unimpressive and the recovery was weak.

BONDS PERFORMED COMPARATIVELY WELL. Higher-quality bonds, including top-rated corporate bonds, Treasuries, and government agency securities, saw their prices rise through a combination of falling interest rates (which typically means higher bond prices) and a "flight to quality" on the part of investors skittish about stocks.

INTERNATIONAL STOCKS PERFORMED BETTER THAN THEIR U.S. COUNTERPARTS. While the United States struggled during late 2001, many international markets, such as the United Kingdom and South Korea, proved resilient and represented opportunities for investors.

INDICES IN THE CHART BELOW ARE ALL UNMANAGED AND YOU CANNOT INVEST IN THEM DIRECTLY. INDEX PERFORMANCE FIGURES ASSUME THAT DIVIDENDS AND DISTRIBUTIONS WERE REINVESTED, AND DO NOT INCLUDE TRADING COSTS, WHICH WOULD REDUCE PERFORMANCE FROM WHAT IS SHOWN HERE. PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE RESULTS.

STOCK AND BOND MARKETS BY THE NUMBERS

[CHART]

                 RUSSELL 1000     GROWTH RUSSELL 2000     RUSSELL 1000 VALUE         LEHMAN AGGREGATE BOND      MSAC EAFE INDEX
 6/29/2001           0.00%               0.00%                  0.00%                        0.00%                   0.00%
  7/6/2001          -4.13%              -4.08%                 -1.50%                        3.10%                  -3.60%
 7/13/2001          -1.72%              -2.57%                 -1.80%                        8.60%                  -3.00%
 7/20/2001          -2.54%              -2.94%                 -3.70%                        1.60%                  -3.40%
 7/27/2001          -2.91%              -3.50%                 -7.20%                        1.90%                  -3.50%
  8/3/2001          -1.96%              -3.05%                  4.00%                        1.78%                  -7.00%
 8/10/2001          -4.93%              -5.34%                 -1.05%                        2.42%                  -3.00%
 8/17/2001          -7.90%              -5.28%                 -2.54%                        2.89%                  -2.40%
 8/24/2001          -5.57%              -4.24%                 -1.27%                        2.83%                  -1.10%
 8/31/2001         -10.47%              -6.65%                 -4.21%                        3.41%                  -4.30%
  9/7/2001         -15.01%             -11.29%                 -7.39%                        3.55%                  -9.20%
 9/14/2001         -14.26%             -12.14%                 -7.16%                        4.28%                 -10.70%
 9/21/2001         -25.16%             -24.45%                -17.20%                        3.95%                 -20.90%
 9/28/2001         -19.41%             -19.22%                -10.95%                        4.61%                 -14.00%
 10/5/2001         -15.77%             -17.18%                 -9.77%                        5.18%                 -11.40%
10/12/2001         -12.96%             -14.45%                 -8.92%                        4.76%                 -10.30%
10/19/2001         -14.34%             -15.01%                -10.49%                        5.25%                 -12.40%
10/26/2001         -11.15%             -12.42%                 -8.57%                        5.72%                  -9.60%
 11/2/2001          -9.55%             -13.50%                 -9.95%                        6.35%                 -10.80%
 11/9/2001          -9.55%             -12.48%                 -7.85%                        6.84%                  -8.90%
11/16/2001          -7.46%              -9.80%                 -6.56%                        4.65%                  -8.30%
11/23/2001          -6.64%              -8.37%                 -5.43%                        4.31%                  -8.70%
11/30/2001          -7.03%              -7.87%                 -6.59%                        5.33%                  -8.50%
 12/7/2001          -5.56%              -3.76%                 -4.67%                        3.77%                  -7.10%
12/14/2001          -8.40%              -5.71%                 -7.52%                        3.79%                 -10.60%
12/21/2001          -6.85%              -3.15%                 -5.54%                        4.25%                 -10.20%
12/28/2001          -5.78%              -1.16%                 -3.72%                        4.19%                  -8.50%
  1/4/2002          -4.96%              -2.00%                 -2.43%                        4.41%                  -6.60%
 1/11/2002          -6.92%              -1.87%                 -4.70%                        5.98%                  -9.30%
 1/18/2002          -9.02%              -4.98%                 -5.63%                        5.81%                 -11.10%
 1/25/2002          -8.90%              -3.97%                 -4.69%                        5.25%                 -12.10%
  2/1/2002          -9.57%              -3.81%                 -5.69%                        5.71%                 -13.10%
  2/8/2002         -11.80%              -6.47%                 -7.60%                        6.07%                 -14.30%
 2/15/2002         -11.40%              -5.92%                 -6.66%                        6.30%                 -12.20%
 2/22/2002         -13.43%              -6.74%                 -7.06%                        6.51%                 -14.10%
  3/1/2002         -10.18%              -4.05%                 -3.22%                        6.08%                 -11.30%
  3/8/2002          -7.13%               2.90%                 -5.50%                        4.89%                  -6.10%
 3/15/2002          -7.67%               1.70%                  3.50%                        4.67%                  -6.30%
 3/22/2002          -9.22%               8.50%                 -7.30%                        4.58%                  -7.40%
 3/28/2002          -9.61%               1.71%                 -4.70%                        4.76%                  -7.10%
  4/4/2002         -11.71%               1.10%                 -1.85%                        5.49%                  -7.50%
 4/11/2002         -14.46%               1.21%                 -2.54%                        5.88%                  -9.10%
 4/18/2002         -12.45%               4.20%                 -9.60%                        6.23%                  -6.20%
 4/25/2002         -15.48%               2.25%                 -3.14%                        6.78%                  -7.00%
  5/2/2002         -17.33%               3.20%                 -2.46%                        6.71%                  -6.40%
  5/9/2002         -18.08%               8.20%                 -3.52%                        6.62%                  -7.00%
 5/16/2002         -15.78%               2.06%                 -1.72%                        6.74%                  -4.40%
 5/23/2002         -16.19%               8.30%                 -1.49%                        7.09%                  -4.90%
 5/30/2002         -18.94%              -1.84%                 -3.84%                        7.74%                  -5.70%
  6/6/2002         -22.00%              -6.37%                 -6.69%                        7.91%                  -8.70%
 6/13/2002         -24.06%              -8.21%                 -8.00%                        8.34%                 -12.50%
 6/20/2002         -24.95%              -7.33%                 -7.78%                        8.72%                 -12.60%
 6/28/2002         -26.49%              -8.60%                 -8.95%                        8.63%                  -9.49%

LEHMAN BROTHERS US AGGREGATE INDEX:                                                    +8.63%
an unmanaged index of taxable investment grade fixed-income securities

RUSSELL 1000(R)VALUE INDEX:                                                            -8.95%
an unmanaged index measuring the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values

RUSSELL 1000(R) GROWTH INDEX:                                                         -26.49%
an unmanaged index measuring the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values

RUSSELL 2000(R) INDEX:                                                                 -8.60%
an unmanaged index of the 2,000 smallest companies in the Russell 3000 Index

MSCI EAFE Index:                                                                       -9.49%
an unmanaged index of foreign stock funds, an aggrecate of 21 individual country indices that collectively represent many of the major markets of the world

--------------------------------------------------------------------------------

interest rates alone for the remainder of the year to help corporations rebuild damaged balance sheets.

A NUMBER OF FACTORS ARE NEEDED FOR A SUSTAINED MARKET REBOUND. Going forward, we believe that equity investors have a strong foundation from which to pursue long-term growth opportunities. Low interest rates and low inflation should help, along with continued expansions in various sectors of the economy. However, the market may still be carrying some excess valuation, and is unlikely to achieve a sustained turnaround until we see more steady improvement in corporate earnings, and ultimately, in investor confidence in Corporate America.

THOUGHTFUL ASSET ALLOCATION IS KEY TO WEATHERING THE STORM. As always, one key to success lies in the ability to develop an asset allocation that strikes an optimal balance between risk and reward potential. In the current environment, investors should be cognizant of the risk of their overall portfolio while also being positioned to benefit when markets turn upward.

CITIZENS CORE GROWTH FUND

SHARE CLASS TICKER SYMBOLS:   STANDARD    INSTITUTIONAL     ADMINISTRATIVE
                              WAIDX       WINIX             CGADX

MANAGER COMMENTARY

THERE WAS SUBSTANTIAL VOLATILITY DURING THE FISCAL YEAR ENDED JUNE 30, 2002, as the year unfolded with widespread layoffs and declining corporate earnings eroding stock prices. The tragic events of September 11 caused further shock to the system as business and consumer confidence continued to suffer. While the fourth quarter of 2001 was exceedingly positive for the equity markets, all momentum was lost during the first and second quarters of 2002 due to terrorism threats at home and abroad, accounting scandals, and the discovery of unethical behavior by some business executives. Within this environment, the Citizens Core Growth Fund, Standard shares, returned -24.37%, underperforming its benchmark, the S&P 500 Index, which returned -17.99% during the 12-month period ended June 30, 2002.

DURING THE TIME PERIOD, THE FUND ADOPTED A MORE ACTIVE MANAGEMENT STRATEGY THAT PROVIDES THE INVESTMENT MANAGEMENT TEAM WITH AN INCREASED ABILITY TO WEIGHT A SECURITY, INDUSTRY, OR SECTOR WITHIN THE PORTFOLIO. While the fund's investment objective has not changed, we believe this strategy gives us greater ability to manage risk and potentially enhance return to shareholders. We have focused on growth companies and sectors that we believed would hold up relatively well under more difficult economic conditions. Going forward, we strongly believe that those socially responsible companies with strong fundamentals, favorable valuations, and talented and experienced management teams should outperform over the long-term, rewarding our shareholders.

An underweighting in industrials and telecommunications services along with the addition of fundamentally strong companies to the fund were positive contributors to performance over the last year.

Within the industrials sector, exposure to high-quality names and companies with leading business models and credible management teams benefited performance. In telecommunication services, a strategy of lessening exposure to this area begun early in the fourth quarter of 2001 shielded the portfolio from continued deteriorating economic fundamentals, the fallout at WorldCom Group, and ongoing Securities and Exchange Commissions investigations within the sector. The fund's exposure to Verizon Communications, Inc. and SBC Communications, Inc. contributed to positive sector performance compared to the S&P 500 Index.

The best performing holding during the time period was Immunex Corporation, a biopharmaceutical company dedicated to developing immune system science to protect human health. The stock advanced for the most part based on attractive fundamentals and its acquisition agreement with Amgen, Inc., the nation's number one biotechnology firm, during the fourth quarter of 2001.

RELATIVE TO THE S&P 500 INDEX, AN OVERWEIGHTING IN CONSUMER DISCRETIONARY AND FINANCIAL SERVICES AND AN UNDERWEIGHTING IN CONSUMER STAPLES AND UTILITIES HURT PERFORMANCE. The slowdown in advertising and the recession hurt broadcasting companies such as AOL Time Warner, Inc. and Clear Channel Communications, Inc., as revenues slowed and outlooks were cloudy on when a rebound would occur. In financial services, a slight exposure to consumer financial services, as well as capital markets, also hurt performance. As the economy deteriorated and layoffs increased, there were a rising number of bad-loan losses and delinquencies from consumer financial services companies. Also, money center banks and

[SIDENOTE]

PORTFOLIO MANAGER: Sophia Collier

GOAL: Long-term capital appreciation.

STRATEGY: Invests mainly in stocks of large-capitalization U.S. companies.

The report period began with widespread layoffs and declining corporate earnings that eroded stock prices. The shock of September 11 further hurt business and consumer confidence.

investment services were sold-off due to fears of loan exposure to telecommunications companies and Brazil, weak quarterly earnings, and cautious statements on near-term outlooks.

In the consumer staples sector, earnings warnings and scaled-back outlooks hurt grocery chains such as Safeway Inc. The fund's underweighting in the utilities sector contributed to positive sector performance relative to its benchmark during the fourth quarter of 2001. Nevertheless, during the first 6 months of 2002, this underweighting hurt performance as the fundamental and social screens that are employed in our research process limited the fund's exposure to this group.

SIGNS OF IMPROVEMENTS IN THE MAIN ECONOMIC INDICATORS -- CONSUMER CONFIDENCE, MANUFACTURING, AND HOME SALES -- HAVE EMERGED IN 2002. What is needed now is an increase in the level of investor confidence in the financial markets. We believe the Federal Reserve will remain patient on increasing rates and will wait for more positive signs from economic indicators over the coming months. From our perspective, we believe our investment focus on high-quality, well-established, fundamentally strong and socially responsible companies positions us well for the coming year and beyond.

AVERAGE ANNUAL TOTAL RETURNS (%) as of June 30, 2002

                                                                                      SINCE
SHARES                                                 1 YEAR        5 YEARS        INCEPTION
---------------------------------------------------------------------------------------------
STANDARD                                               -24.37         1.87            10.01
                                                                                    03/03/95

INSTITUTIONAL                                          -23.86         2.58             8.70
                                                                                    01/25/96

ADMINISTRATIVE                                         -24.07          N/A           -21.70
                                                                                    02/04/00

PERFORMANCE OVER TIME as of June 30, 2002

THIS CHART SHOWS THE PERFORMANCE SINCE INCEPTION OF A $10,000 HYPOTHETICAL INVESTMENT IN THE FUND'S STANDARD SHARES, COMPARED WITH THE PERFORMANCE OVER THE SAME PERIOD FOR THE INDEX SHOWN.

[CHART]

               CITIZENS CORE GROWTH FUND         S&P 500 INDEX
 3/3/1995               $10,000                     $10,000
6/30/1995               $10,940                     $11,469
6/30/1996               $13,501                     $14,477
6/30/1997               $18,345                     $20,079
6/30/1998               $25,041                     $27,823
6/30/1999               $32,949                     $37,227
6/30/2000               $37,173                     $42,625
6/30/2001               $26,609                     $31,180
6/30/2002               $20,127                     $23,015

CITIZENS CORE GROWTH FUND: Standard shares        $20,127
S&P 500 INDEX                                     $23,010

ALL INDEX AND FUND PERFORMANCE FIGURES ASSUME REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. INDEX RESULTS DO NOT INCLUDE COSTS OF INVESTING, WHICH WOULD LOWER PERFORMANCE. THE INDEX IS UNMANAGED AND YOU CANNOT INVEST IN IT DIRECTLY. PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE RESULTS. RETURNS REFLECT EXPENSE REIMBURSEMENTS/WAIVERS IN EFFECT, WITHOUT WHICH RETURNS WOULD HAVE BEEN LOWER. WHEN YOU SELL YOUR FUND SHARES, THEY MAY BE WORTH MORE OR LESS THAN WHAT YOU PAID FOR THEM.

THE S&P 500 INDEX IS AN UNMANAGED INDEX OF THE COMMON STOCK OF 500 OF THE LARGEST COMPANIES IN THE U.S. STOCK MARKET.

INFORMATION CONTAINED IN THE MANAGER COMMENTARY IS NOT AUDITED AND THEREFORE EXCLUDED FROM THE REPORT OF INDEPENDENT ACCOUNTANTS.

PORTFOLIO HOLDINGS -- As of June 30, 2002  ($ x 1,000)

SECURITY                       SHARES     VALUE ($)
---------------------------------------------------
COMMON STOCKS - 98.7%

AIR FREIGHT - 1.2%
FedEx Corp.                    90,060      4,809

AIRLINES - 0.4%
Southwest Airlines Co.        114,805      1,855

BANKS - 4.0%
Bank of America Corp.         149,000     10,483
Mellon Financial Corp.        127,000      3,992
State Street Corp.             48,200      2,155
                                         -------
                                          16,630
BIOTECHNOLOGY - 3.6%
Amgen, Inc.(a)                188,400      7,890
Cephalon, Inc.(a)              83,000      3,752
MedImmune, Inc.(a)            123,000      3,247
                                         -------
                                          14,889
BROADCASTING - 3.9%
Clear Channel
   Communications, Inc.(a)    124,938      4,001
Comcast Corp.(a)              274,800      6,551
Cox Communications, Inc.(a)   195,900      5,397
                                         -------
                                          15,949
COMPUTERS - 10.3%
Dell Computer Corp.(a)        206,100      5,387
Electronic Arts, Inc.(a)       85,000      5,614
Intel Corp.                   399,200      7,293
International Business
   Machines Corp.             101,000      7,272
Microsoft Corp.(a)            315,800     17,275
                                         -------
                                          42,841
CONSUMER FINANCE - 2.1%
Capital One
   Financial Corp.             73,000      4,457
MBNA Corp.                    128,312      4,243
                                         -------
                                           8,700
DISTRIBUTION - 1.4%
Sysco Corp.                   218,200      5,939

ELECTRONICS - 5.7%
Applied Materials, Inc.(a)    244,000      4,641
Cisco Systems, Inc.(a)        260,900      3,640
Micron Technology, Inc.(a)     60,200      1,217
Texas Instruments, Inc.       226,900      5,378
The Thomson Corp.             279,500      8,809
                                         -------
                                          23,685
ENERGY & UTILITIES - 5.7%
Anadarko Petroleum Corp.      115,000      5,669
Apache Corp.                   92,900      5,340
Baker Hughes, Inc.            133,000      4,428
Burlington Resources, Inc.     95,000      3,610
Conoco, Inc.                  171,000      4,754
Vulcan Power Co.,
   Class A(a)(c)               40,000          0
                                         -------
                                          23,801
ENTERTAINMENT - 3.5%
AOL Time Warner, Inc.(a)      383,350      5,639
Viacom, Inc.(a)               195,424      8,671
                                         -------
                                          14,310
FINANCIAL - DIVERSIFIED - 9.1%
American Express Co.          215,500      7,827
Citigroup, Inc.               359,700     13,938
Fannie Mae                    150,700     11,114
SLM Corp.                      47,900      4,642
                                         -------
                                          37,521
FOODS - 1.2%
PepsiCo, Inc.                 101,000      4,868

HEALTH CARE - 15.1%
Anthem, Inc.(a)                59,000      3,981
Cardinal Health, Inc.          70,900      4,354
Johnson & Johnson, Inc.       274,948     14,368
King Pharmaceuticals, Inc.(a) 144,666      3,219
Medtronic, Inc.               111,338      4,771
Pfizer, Inc.                  556,000     19,459
St. Jude Medical, Inc.(a)      63,000      4,653
Tenet Healthcare Corp.(a)      27,000      1,932
WellPoint Health
   Networks, Inc.(a)           68,000      5,291
                                         -------
                                          62,028
INSURANCE - 4.4%
American International
   Group, Inc.                201,934     13,778
Marsh & McLennan
   Cos., Inc.                  45,800      4,424
                                         -------
                                          18,202
INVESTMENT BANKING & BROKERAGE - 2.2%
The Goldman Sachs
   Group, Inc.                 62,400      4,577
Lehman Brothers
   Holdings, Inc.              74,500      4,658
                                         -------
                                           9,235
LEISURE - 1.2%
Harley-Davidson, Inc.          95,800      4,912

MANUFACTURING - 4.3%
3M Co.                         68,300      8,401
American Standard
   Cos., Inc.(a)               70,700      5,310
Eaton Corp.                    15,000      1,091
Illinois Tool Works, Inc.      46,000      3,142
                                         -------
                                          17,944
PERSONAL CARE - 0.5%
Avon Products, Inc.            42,300      2,210

PUBLISHING - 0.5%
Gannett Co., Inc.              28,800      2,186

RETAIL - 13.3%
Bed Bath & Beyond, Inc.(a)    102,400      3,865
Best Buy & Co., Inc.(a)       196,950      7,148
Costco Wholesale Corp.(a)     183,400      7,083
Home Depot, Inc.              156,100      5,734
Kohl's Corp.(a)                74,700      5,235
Kroger Co.(a)                 342,500      6,816
Lowe's Cos., Inc.             110,400      5,012
Safeway, Inc.(a)              172,700      5,041
Target Corp.                  175,000      6,668
Walgreen Co.                   62,900      2,430
                                         -------
                                          55,032
SERVICES - 1.1%
First Data Corp.              118,000      4,390

TELECOMMUNICATIONS - 4.0%
BellSouth Corp.               132,000      4,158
QUALCOMM, Inc.(a)             129,000      3,546
SBC Communications, Inc.      141,264      4,309
Verizon
   Communications, Inc.       114,900      4,613
                                         -------
                                          16,626
                                         -------
TOTAL COMMON STOCKS                      408,562
Cost: $391,946

See Financial Notes

SECURITY
RATE, MATURITY DATE          PRINCIPAL ($)   VALUE ($)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS - 0.7%

Fifth Third Bank, Inc.,
1.87%, 07/01/02
(COLLATERALIZED BY FEDERAL
HOME LOAN MORTGAGE
CORPORATION SECURITY)           2,756            2,756
Cost: $2,756                                  --------

TOTAL INVESTMENTS - 99.4%                     $411,318
Cost: $394,702(b)

PERCENTAGES INDICATED ARE BASED ON NET ASSETS OF $413,962.

(a)  NON-INCOME PRODUCING SECURITY.

(b)  REPRESENTS COST FOR FINANCIAL REPORTING PURPOSES AND DIFFERS FROM THE COST
     BASIS FOR FEDERAL INCOME TAX PURPOSES BY THE AMOUNT OF GAINS RECOGNIZED FOR
     FINANCIAL REPORTING PURPOSES IN EXCESS OF FEDERAL INCOME TAX REPORTING OF
     APPROXIMATELY $864. COST FOR FEDERAL INCOME TAX PURPOSES DIFFERS FROM VALUE
     BY NET UNREALIZED APPRECIATION OF SECURITIES AS FOLLOWS:

     UNREALIZED APPRECIATION           $ 61,090
     UNREALIZED DEPRECIATION            (45,338)
     ------------------------------------------
     NET UNREALIZED APPRECIATION       $ 15,752

(c)  ON JUNE 30, 2002, THE FUND OWNED THE FOLLOWING RESTRICTED SECURITY
     CONSTITUTING 0.00% OF NET ASSETS WHICH MAY NOT BE PUBLICLY SOLD WITHOUT
     REGISTRATION UNDER THE SECURITIES ACT OF 1933. THIS SECURITY IS VALUED AT
     ITS FAIR VALUE AS DETERMINED IN GOOD FAITH UNDER PROCEDURES APPLIED UNDER
     THE GENERAL SUPERVISION OF THE BOARD OF TRUSTEES. ADDITIONAL INFORMATION ON
     THE SECURITY IS AS FOLLOWS:

     VULCAN POWER COMPANY, CLASS A
     ACQUISITION DATE: MARCH 3, 1995
     COST: $300
     VALUE: $0

STATEMENT OF ASSETS AND LIABILITIES -- As of June 30, 2002

ASSETS
--------------------------------------------------------------------------------
Investments, at value (cost $394,701,626)                $     411,318,074
Receivables:
   Interest and dividends                                           66,273
   Investments sold                                              3,064,101
Prepaid expenses                                                     3,430
                                                         -----------------
Total assets                                                   414,451,878

LIABILITIES
--------------------------------------------------------------------------------
Payables:
   Investment management fees                                       72,303
   Administrative fees                                              20,737
   Shareholder service fees                                         20,594
   Distribution expenses                                            34,316
   Other accrued expenses                                          341,869
                                                         -----------------
Total liabilities                                                  489,819
                                                         -----------------
NET ASSETS (TOTAL ASSETS MINUS TOTAL LIABILITIES)        $     413,962,059
                                                         =================
NET ASSETS
--------------------------------------------------------------------------------
BY TYPE
Paid-in capital                                          $     487,734,722
Accumulated net realized losses on investments                 (90,389,111)
Net unrealized appreciation on investments                      16,616,448
                                                         -----------------
                                                         $     413,962,059
                                                         =================
BY SHARE CLASS
Standard Shares:
   Net assets                                            $     326,792,610
   Number of shares outstanding                                 19,535,705
   Net asset value, offering and redemption
      price per share                                    $           16.73
Institutional Shares:
   Net assets                                            $      85,140,193
   Number of shares outstanding                                  6,232,971
   Net asset value, offering and redemption
      price per share                                    $           13.66
Administrative Shares:
   Net assets                                            $       2,029,256
   Number of shares outstanding                                    120,003
   Net asset value, offering and redemption
      price per share                                    $           16.91

STATEMENT OF OPERATIONS

INVESTMENT INCOME                                           7/1/01-6/30/02
--------------------------------------------------------------------------------
Interest                                                 $         291,995
Dividend                                                         4,335,831
                                                         -----------------
Total investment income                                          4,627,826

EXPENSES
--------------------------------------------------------------------------------
Investment management fees                                       2,554,001
Administrative fees                                                541,753
Distribution expenses:
   Standard shares                                               1,008,043
   Administrative shares                                             5,204
Shareholder service fees:
   Standard shares                                               1,026,266
   Institutional shares                                              1,006
   Administrative shares                                                45
Transfer agent fees:
   Standard shares                                                 875,642
   Institutional shares                                              4,672
   Administrative shares                                               787
Accounting expenses                                                175,931
Custody expenses                                                    25,119
Trustee expenses                                                    61,939
Other expenses                                                     320,535
                                                         -----------------
Total expenses before reimbursement                              6,600,943
Reimbursement from Adviser                                        (460,841)
                                                         -----------------
Net expenses                                                     6,140,102
NET INVESTMENT LOSS                                      $      (1,512,276)
                                                         =================
REALIZED AND UNREALIZED LOSSES ON INVESTMENTS
--------------------------------------------------------------------------------
Realized losses on investments                           $     (39,059,766)
Change in unrealized appreciation/depreciation
   on investments                                              (99,310,432)
                                                         -----------------
Net realized and unrealized losses on investments        $    (138,370,198)
CHANGE IN NET ASSETS FROM OPERATIONS                     $    (139,882,474)
                                                         =================

STATEMENT OF CHANGES IN NET ASSETS

OPERATIONS                              7/1/01-6/30/02      7/1/00-6/30/01
--------------------------------------------------------------------------------
Net investment loss                 $       (1,512,276)  $      (3,551,470)
Realized losses on investments             (39,059,766)        (43,193,436)
Change in unrealized appreciation/
   depreciation on investments             (99,310,432)       (202,298,670)
                                    --------------------------------------
Change in net assets
   from operations                        (139,882,474)       (249,043,576)

DIVIDENDS TO SHAREHOLDERS
--------------------------------------------------------------------------------
From net realized gains on investments:
   Standard shares                                  --         (27,433,879)
   Institutional shares                             --          (9,102,536)
   Administrative shares                            --             (13,878)
                                    --------------------------------------
Total dividends                                     --         (36,550,293)
Increase/decrease in net assets
   from capital transactions               (44,810,423)          4,050,169
CHANGE IN NET ASSETS                $     (184,692,897)  $    (281,543,700)
                                    ======================================
NET ASSETS
--------------------------------------------------------------------------------
Beginning of period                        598,654,956         880,198,656
                                    --------------------------------------
End of period                       $      413,962,059   $     598,654,956
                                    ======================================

FINANCIAL HIGHLIGHTS -- Standard Shares

SELECTED PER SHARE DATA                       7/1/01-6/30/02   7/1/00-6/30/01   7/1/99-6/30/00    7/1/98-6/30/99      7/1/97-6/30/98
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period            $   22.12        $   32.59         $   30.52         $   23.46         $   18.04
Income/loss from investment operations:
   Net investment loss                              (0.09)           (0.16)            (0.22)            (0.15)            (0.07)
   Net realized and unrealized gains/losses
     on investments                                 (5.30)           (9.01)             4.08              7.52              6.44
                                                ------------------------------------------------------------------------------------
Total from investment operations                    (5.39)           (9.17)             3.86              7.37              6.37
Less dividends to shareholders:
   From net realized gains                             --            (1.30)            (1.79)            (0.31)            (0.95)
                                                ------------------------------------------------------------------------------------
Net asset value, end of period                  $   16.73        $   22.12         $   32.59         $   30.52         $   23.46
                                                ====================================================================================
Total Return (%)                                   (24.37)          (28.42)            12.82             31.58             36.50

RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ x 1,000)           $ 326,793        $ 472,779         $ 699,399         $ 578,286         $ 341,395
Ratio of expenses to average net assets,
   net of reimbursement (%)                          1.34             1.34              1.49              1.58              1.59
Ratio of net investment loss to average
   net assets (%)                                   (0.43)           (0.62)            (0.75)            (0.68)            (0.39)
Ratio of expenses to average net assets
   prior to reimbursement (%)                        1.44             1.42              1.52              1.58              1.59
Portfolio turnover rate (%)                         76.40            44.95             20.04             18.04             13.64

See Financial Notes

FINANCIAL HIGHLIGHTS -- Institutional Shares

SELECTED PER SHARE DATA                       7/1/01-6/30/02   7/1/00-6/30/01   7/1/99-6/30/00    7/1/98-6/30/99      7/1/97-6/30/98
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $   17.94         $   26.59         $   25.02         $   19.13         $   14.84
Income/loss from investment operations:
   Net investment income                               0.04              0.01                --              0.01              0.11
   Net realized and unrealized gains/losses
     on investments                                   (4.32)            (7.36)             3.36              6.19              5.21
                                                ------------------------------------------------------------------------------------
Total from investment operations                      (4.28)            (7.35)             3.36              6.20              5.32
Less dividends to shareholders:
   From net investment income                            --                --                --                --             (0.08)
   From net realized gains                               --             (1.30)            (1.79)            (0.31)            (0.95)
                                                ------------------------------------------------------------------------------------
Total dividends                                          --             (1.30)            (1.79)            (0.31)            (1.03)
                                                ------------------------------------------------------------------------------------
Net asset value, end of period                    $   13.66         $   17.94         $   26.59         $   25.02         $   19.13
                                                ====================================================================================
Total Return (%)                                     (23.86)           (27.98)            13.67             32.62             37.38

RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ x 1,000)             $  85,140         $ 123,912         $ 180,779         $  98,705         $  31,673
Ratio of expenses to average net assets,
   net of reimbursement (%)                            0.68              0.68              0.74              0.83              0.88
Ratio of net investment income to average
   net assets (%)                                      0.23              0.04              0.00              0.05              0.28
Ratio of expenses to average net assets
   prior to reimbursement (%)                          0.73              0.74              0.74              0.83              0.88
Portfolio turnover rate (%)                           76.40             44.95             20.04             18.04             13.64

FINANCIAL HIGHLIGHTS -- Administrative Shares

SELECTED PER SHARE DATA                               7/1/01-6/30/02    7/1/00-6/30/01   2/4/00(1)-6/30/00
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $   22.27         $   32.66         $   32.09
Income/loss from investment operations:
   Net investment loss                                      (0.01)            (0.03)(2)         (0.01)
   Net realized and unrealized gains/losses
     on investments                                         (5.35)            (9.06)             0.58
Total from investment operations                            (5.36)            (9.09)             0.57
Less dividends to shareholders:
   From net realized gains                                     --             (1.30)               --
                                                      -----------------------------------------------------
Net asset value, end of period                          $   16.91         $   22.27         $   32.66
                                                      =====================================================
Total Return (%)                                           (24.07)           (28.11)             1.78(3)

RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------
Net assets, end of period ($ x 1,000)                   $   2,029         $   1,964         $      21
Ratio of expenses to average net assets,
   net of reimbursement (%)                                  0.94              0.94              0.99(4)
Ratio of net investment loss to average
   net assets (%)                                           (0.05)            (0.14)            (0.27)(4)
Ratio of expenses to average net assets
   prior to reimbursement (%)                                1.01              5.63            101.59(4)
Portfolio turnover rate (%)                                 76.40             44.95             20.04

(1)  COMMENCEMENT OF OPERATIONS.

(2)  BASED ON AVERAGE SHARES OUTSTANDING.

(3)  NOT ANNUALIZED.

(4)  ANNUALIZED.

CITIZENS EMERGING GROWTH FUND

SHARE CLASS TICKER SYMBOLS:   Standard  Institutional  Administrative
                              WAEGX     CEGIX          CGRDX

MANAGER COMMENTARY

THE U.S. ECONOMY ENTERED INTO A RECESSION IN 2001, BUT BY THE END OF THE YEAR HAD BEGUN TO SHOW SIGNS OF IMPROVEMENT. The markets staged an impressive rally to finish 2001, but struggled to hold their ground during the first quarter of 2002. News of the Enron scandal sent the market reeling and halted any momentum the fourth quarter rally may have generated. Nevertheless, optimism remained surprisingly high during the first quarter, bolstered by unexpectedly strong economic growth numbers. By the second quarter, however, optimism began to sputter due to slow job growth, the war on terrorism, and additional corporate accounting irregularities brought to light. During the fiscal year ended June 30, 2002, the Citizens Emerging Growth Fund, Standard shares, returned -25.14%, lagging the S&P MidCap 400 Index, which returned -4.72%.

DURING THE REPORT PERIOD, AS ALWAYS, WE FAVORED HIGH-QUALITY COMPANIES WITH EARNINGS ACCELERATION, SUSTAINABLE EARNINGS, REASONABLE VALUATIONS, AND CREDIBLE, MOTIVATED MANAGEMENT TEAMS. We continue to monitor the progress of cost-cutting initiatives, new product growth, and existing business trends, and we will sell companies if their stock prices surge ahead of their fundamentals, their business outlook deteriorates, or they fail to meet our standards for corporate responsibility.

OUR TOP FOUR SECTOR WEIGHTINGS AT FISCAL YEAR-END WERE IN FINANCIALS, HEALTH CARE, INFORMATION TECHNOLOGY, AND CONSUMER DISCRETIONARY. We increased our exposure to the financial sector during the second quarter of 2002, bringing the weighting up to neutral relative to the benchmark. Security selection within the financial sector bolstered relative performance of the fund as we were rewarded for focusing on positive fundamentals, fair valuation, and asset quality. Security selection within the health care sector also helped the relative performance of the fund. Health care was the only sector among the fund's holdings to post a negative aggregate return during the first quarter of 2002. However, we benefited during the second quarter by focusing on specific health care industries, such as services and insurance, which offered strong fundamentals and above-average growth prospects. While stock price movements in periods like this may be driven more by sentiment than by fundamentals, these sectors showed the strongest earnings acceleration and earnings visibility, and were the relative outperformers in the portfolio. The decision to minimize exposure to the telecommunication services sector also aided relative performance.

The information technology sector was the greatest positive contributor to the fund's total return during both the third quarter of 2001 and the first quarter of 2002. However, this sector was a relative underperformer for the fund during both the fourth quarter of 2001 and the second quarter of 2002. In the fourth quarter of 2001, technology stocks were negatively affected by sector rotation into other sectors offering more stable, predictable earnings streams. The second quarter of 2002 saw stocks of software, hardware, and chip companies continue to drop in the face of soft growth prospects and lofty earnings expectations. Within the information

[SIDENOTE]

PORTFOLIO MANAGER: Jeffrey J. Schappe, CFA

GOAL: Aggressive growth.

STRATEGY: Invests mainly in stocks of young, growing, medium-capitalization U.S. companies.

Despite a difficult market environment for growth companies over the last 12 months, we believe the outlook for growth stocks is encouraging.

technology sector, ATI Technologies Inc., LSI Logic Corporation, and Novellus Systems, Inc. have all fallen sharply. During the second quarter of 2002, we decreased the fund's exposure to the information technology sector. The industrials and consumer discretionary sectors, both positive contributors during the first quarter, were also relative underperformers during the second quarter of 2002, due mainly to concerns about weakness in the economy.

LOOKING FORWARD, WE BELIEVE THE MARKETS WILL CONTINUE TO SHOW GRADUAL SIGNS OF IMPROVEMENT, AND WE BELIEVE WE HAVE POSITIONED THE FUND TO TAKE ADVANTAGE OF ANY MARKET UPTURN. However, since the strength and pace of the economic recovery are unknown, we believe the fund is also positioned to weather further market volatility by continuing to focus on quality companies with positive fundamentals, fair valuations, and earnings visibility. We believe the fundamentally strong and socially responsible companies we have traditionally favored will be among those that do well for the remainder of 2002.

AVERAGE ANNUAL TOTAL RETURNS (%) as of June 30, 2002

                                                   SINCE
SHARES                   1 YEAR       5 YEARS    INCEPTION
----------------------------------------------------------
STANDARD                 -25.14         9.04         13.03
                                                  02/08/94

INSTITUTIONAL            -24.69          N/A        -11.02
                                                  11/01/99

ADMINISTRATIVE           -24.89          N/A        -22.06
                                                  02/04/00

PERFORMANCE OVER TIME as of June 30, 2002

THIS CHART SHOWS THE PERFORMANCE SINCE INCEPTION OF A $10,000 HYPOTHETICAL INVESTMENT IN THE FUND'S STANDARD SHARES, COMPARED WITH THE PERFORMANCE OVER THE SAME PERIOD FOR THE INDEX SHOWN.

[CHART]

                          CITIZENS EMERGING GROWTH FUND    S&P MIDCAP 400 INDEX
 2/8/1994                             $10,000                     $10,000
6/30/1994                              $9,930                      $9,260
6/30/1995                             $12,238                     $11,333
6/30/1996                             $17,430                     $13,776
6/30/1997                             $18,133                     $16,993
6/30/1998                             $24,125                     $21,603
6/30/1999                             $32,820                     $25,311
6/30/2000                             $59,795                     $29,611
6/30/2001                             $37,360                     $32,238
6/30/2002                             $27,961                     $30,717

CITIZENS EMERGING GROWTH FUND: Standard shares   $27,961
S&P MIDCAP 400 INDEX                             $30,716

ALL INDEX AND FUND PERFORMANCE FIGURES ASSUME REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. INDEX RESULTS DO NOT INCLUDE COSTS OF INVESTING, WHICH WOULD LOWER PERFORMANCE. THE INDEX IS UNMANAGED AND YOU CANNOT INVEST IN IT DIRECTLY. PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE RESULTS. RETURNS REFLECT EXPENSE REIMBURSEMENTS/WAIVERS IN EFFECT, WITHOUT WHICH RETURNS WOULD HAVE BEEN LOWER. WHEN YOU SELL YOUR FUND SHARES, THEY MAY BE WORTH MORE OR LESS THAN WHAT YOU PAID FOR THEM.

INVESTMENTS IN THE CITIZENS EMERGING GROWTH FUND INVOLVE UNIQUE RISKS, AS SMALL- AND MEDIUM-SIZED COMPANIES MAY HAVE INEXPERIENCED MANAGEMENT, LIMITED PRODUCT LINES, A DIFFICULT TIME OBTAINING FINANCING OR MARKET SHARE, AND THEIR SHARES MAY BE MORE VOLATILE AND NOT TRADED AS FREQUENTLY OR IN AS LARGE A VOLUME AS LARGER COMPANIES.

THE S&P MIDCAP 400 IS AN UNMANAGED INDEX OF COMMON STOCKS OF MID-SIZE COMPANIES IN THE U.S. STOCK MARKET.

INFORMATION CONTAINED IN THE MANAGER COMMENTARY IS NOT AUDITED AND THEREFORE EXCLUDED FROM THE REPORT OF INDEPENDENT ACCOUNTANTS.

PORTFOLIO HOLDINGS -- As of June 30, 2002  ($ x 1,000)

SECURITY                      SHARES    VALUE ($)
--------------------------------------------------
COMMON STOCKS - 97.3%

BANKS - 9.3%
Banknorth Group, Inc.         261,400      6,801
City National Corp.            83,100      4,467
North Fork
   Bancorporation, Inc.       195,600      7,786
                                        --------
                                          19,054
BIOTECHNOLOGY - 7.6%
Allergan, Inc.                 77,800      5,194
Cephalon, Inc.(a)              59,700      2,698
Gilead Sciences, Inc.(a)      153,900      5,060
IDEC Pharmaceuticals
   Corp.(a)                    74,300      2,634
                                        --------
                                          15,586
BROADCASTING - 2.1%
Univision
   Communications, Inc.(a)    139,380      4,377

COMMUNICATIONS EQUIPMENT - 2.1%
UTStarcom, Inc.(a)            215,400      4,345

COMPUTERS - 6.6%
Activision, Inc.(a)           213,600      6,207
Electronic Arts, Inc.(a)       94,900      6,269
Symantec Corp.(a)              35,900      1,179
                                        --------
                                          13,655
DISTRIBUTION - 3.1%
Performance Food
   Group Co.(a)               190,300      6,444

ELECTRICAL EQUIPMENT - 7.6%
Fairchild Semiconductor
   Corp.(a)                   148,800      3,616
Intersil Corp.(a)              83,200      1,779
Novellus Systems, Inc.(a)      70,700      2,404
SPX Corp.(a)                   67,150      7,890
                                        --------
                                          15,689
ELECTRONICS - 5.1%
ATI Technologies, Inc.(a)     588,540      4,067
Cadence Design
   Systems, Inc.(a)           169,800      2,737
LSI Logic Corp.(a)            189,500      1,658
Microchip Technology, Inc.(a)  73,890      2,027
                                        --------
                                          10,489
ENERGY & UTILITIES - 1.6%
Noble Energy, Inc.             89,000      3,208

FINANCIAL SERVICES - 8.7%
Federated Investors, Inc.     197,700      6,834
Legg Mason, Inc.               83,800      4,135
The PMI Group, Inc.           179,800      6,869
                                        --------
                                          17,838
HEALTH CARE - 18.0%
AmerisourceBergen Corp.        86,460      6,570
Anthem, Inc.(a)                29,400      1,984
Biomet, Inc.                  155,930      4,229
Caremark Rx, Inc.(a)          229,100      3,780
Express Scripts, Inc.(a)      118,100      5,918
St. Jude Medical, Inc.(a)      81,220      5,997
Triad Hospitals, Inc.(a)      124,600      5,281
WellPoint Health
   Networks, Inc.(a)           43,900      3,416
                                        --------
                                          37,175
HOUSEHOLD FURNITURE & APPLIANCES - 6.7%
Furniture Brands
   International, Inc.(a)     172,900      5,230
Maytag Corp.                  201,970      8,614
                                        --------
                                          13,844
LEISURE - 3.2%
Harley-Davidson, Inc.         127,500      6,537

RESTAURANTS - 2.1%
Wendy's International, Inc.   106,600      4,246

RETAIL - 8.3%
Albertson's, Inc.             176,800      5,385
American Eagle
   Outfitters, Inc.(a)        156,560      3,310
Tiffany & Co.                 235,100      8,276
                                        --------
                                          16,971
SERVICES - 5.2%
Catalina Marketing Corp.(a)   238,700      6,736
Dun & Bradstreet Corp.(a)     120,170      3,972
                                        --------
                                          10,708
                                        --------
TOTAL COMMON STOCKS                      200,166
Cost: $214,969

SECURITY
RATE, MATURITY DATE           PRINCIPAL ($)   VALUE ($)
-------------------------------------------------------
REPURCHASE AGREEMENTS - 1.6%

Fifth Third Bank, Inc.,
1.87%, 07/01/02
(COLLATERALIZED BY FEDERAL
HOME LOAN MORTGAGE
CORPORATION SECURITY)            3,264            3,264
Cost: $3,264                                   --------

TOTAL INVESTMENTS - 98.9%                      $203,430
Cost: $218,233(b)

PERCENTAGES INDICATED ARE BASED ON NET ASSETS OF $205,683.

(a)  NON-INCOME PRODUCING SECURITY.

(b)  REPRESENTS COST FOR FINANCIAL REPORTING PURPOSES AND DIFFERS FROM THE COST
     BASIS FOR FEDERAL INCOME TAX PURPOSES BY THE AMOUNT OF GAINS RECOGNIZED FOR
     FINANCIAL REPORTING PURPOSES IN EXCESS OF FEDERAL INCOME TAX REPORTING OF
     APPROXIMATELY $900. COST FOR FEDERAL INCOME TAX PURPOSES DIFFERS FROM VALUE
     BY NET UNREALIZED DEPRECIATION OF SECURITIES AS FOLLOWS:

     UNREALIZED APPRECIATION                   $  4,128
     UNREALIZED DEPRECIATION                    (19,832)
     --------------------------------------------------
     NET UNREALIZED DEPRECIATION               $(15,704)

See Financial Notes

STATEMENT OF ASSETS AND LIABILITIES -- As of June 30, 2002

ASSETS
--------------------------------------------------------------------------
Investments, at value (cost $218,233,299)                $     203,429,744
Receivables:
   Interest and dividends                                           22,788
   Investments sold                                              2,576,223
Prepaid expenses                                                    11,033
                                                         -----------------
Total assets                                                   206,039,788

LIABILITIES
--------------------------------------------------------------------------
Payables:
   Investment management fees                                       81,475
   Administrative fees                                              11,670
   Shareholder service fees                                         13,409
   Distribution expenses                                            20,819
   Other accrued expenses                                          229,060
                                                         -----------------
Total liabilities                                                  356,433
                                                         -----------------
NET ASSETS (TOTAL ASSETS MINUS TOTAL LIABILITIES)        $     205,683,355
                                                         =================

NET ASSETS
--------------------------------------------------------------------------
BY TYPE
Paid-in capital                                          $     400,568,281
Accumulated net realized losses on investments                (180,081,371)
Net unrealized depreciation on investments                     (14,803,555)
                                                         -----------------
                                                         $     205,683,355
                                                         =================
BY SHARE CLASS
Standard Shares:
   Net assets                                            $     190,811,537
   Number of shares outstanding                                 16,147,495
   Net asset value, offering and redemption
      price per share                                    $           11.82
Institutional Shares:
   Net assets                                            $       6,427,510
   Number of shares outstanding                                    534,780
   Net asset value, offering and redemption
      price per share                                    $           12.02
Administrative Shares:
   Net assets                                            $       8,444,308
   Number of shares outstanding                                    708,438
   Net asset value, offering and redemption
      price per share                                    $           11.92

STATEMENT OF OPERATIONS

INVESTMENT INCOME                                           7/1/01-6/30/02
--------------------------------------------------------------------------
Interest                                                 $         309,033
Dividend                                                           714,154
                                                         -----------------
Total investment income                                          1,023,187

EXPENSES
--------------------------------------------------------------------------
Investment management fees                                       2,507,289
Administrative fees                                                271,270
Distribution expenses:
   Standard shares                                                 571,150
   Administrative shares                                            21,969
Shareholder service fees:
   Standard shares                                                 173,162
   Institutional shares                                                167
   Administrative shares                                               250
Transfer agent fees:
   Standard shares                                                 665,529
   Institutional shares                                                611
   Administrative shares                                             3,816
Accounting expenses                                                 84,743
Custody expenses                                                    11,098
Trustee expenses                                                    27,160
Other expenses                                                     210,734
                                                         -----------------
Total expenses before voluntary waiver                           4,548,948
Voluntary waiver                                                  (150,729)
                                                         -----------------
Net expenses                                                     4,398,219
NET INVESTMENT LOSS                                      $      (3,375,032)
                                                         =================
REALIZED AND UNREALIZED LOSSES ON INVESTMENTS
--------------------------------------------------------------------------
Realized losses on investments                           $     (65,722,098)
Change in unrealized appreciation/depreciation
   on investments                                               (5,409,210)
                                                         -----------------
Net realized and unrealized losses on investments        $     (71,131,308)

CHANGE IN NET ASSETS FROM OPERATIONS                     $     (74,506,340)
                                                         =================

STATEMENT OF CHANGES IN NET ASSETS

OPERATIONS                              7/1/01-6/30/02      7/1/00-6/30/01
---------------------------------------------------------------------------
Net investment loss                 $       (3,375,032)  $      (4,095,859)
Realized losses on investments             (65,722,098)       (113,868,226)
Change in unrealized appreciation/
   depreciation on investments              (5,409,210)        (66,233,212)
                                    ---------------------------------------
   Change in net assets
      from operations                      (74,506,340)       (184,197,297)

DIVIDENDS TO SHAREHOLDERS
---------------------------------------------------------------------------
From net realized gains on investments:

   Standard shares                                  --         (83,131,141)
   Institutional shares                             --          (5,144,975)
   Administrative shares                            --            (288,057)
                                    ---------------------------------------
Total dividends                                     --         (88,564,173)
Increase/decrease in net assets
   from capital transactions               (32,743,870)        182,733,255
CHANGE IN NET ASSETS                $     (107,250,210)  $     (90,028,215)
                                    =======================================
NET ASSETS
---------------------------------------------------------------------------
Beginning of period                        312,933,565         402,961,780
                                    ---------------------------------------
End of period                       $      205,683,355   $     312,933,565
                                    =======================================

  FINANCIAL HIGHLIGHTS -- Standard Shares

SELECTED PER SHARE DATA                       7/1/01-6/30/02     7/1/00-6/30/01   7/1/99-6/30/00    7/1/98-6/30/99  7/1/97-6/30/98
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period            $     15.79      $     33.48      $     21.76         $     17.55      $     14.14
Income/loss from investment operations:
   Net investment loss                                (0.20)           (0.21)           (0.30)(1)           (0.19)           (0.20)
   Net realized and unrealized gains/losses
      on investments                                  (3.77)          (11.41)           16.58                6.19             4.61
                                                -----------------------------------------------------------------------------------
Total from investment operations                      (3.97)          (11.62)           16.28                6.00             4.41
Less dividends to shareholders:
   From net realized gains                               --            (6.07)           (4.56)              (1.79)           (1.00)
                                                -----------------------------------------------------------------------------------
Net asset value, end of period                  $     11.82      $     15.79      $     33.48         $     21.76      $     17.55
                                                ===================================================================================
Total Return (%)                                     (25.14)          (37.52)           82.19               36.04            33.05

RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ x 1,000)           $   190,812      $   283,760      $   386,670         $   136,137      $    87,892
Ratio of expenses to average net assets,
   net of reimbursement and waiver (%)                 1.80             1.68             1.69                1.82             1.96
Ratio of net investment loss to average
   net assets (%)                                     (1.39)           (1.09)           (1.09)              (1.20)           (1.37)
Ratio of expenses to average net assets
   prior to reimbursement and waiver (%)               1.86             1.75             1.75                1.83             1.96
Portfolio turnover rate (%)                          202.57           136.63           159.95              208.49           245.30

(1) BASED ON AVERAGE SHARES OUTSTANDING.

FINANCIAL HIGHLIGHTS -- Institutional Shares

SELECTED PER SHARE DATA                        7/1/01-6/30/02    7/1/00-6/30/01   11/1/99(1)-6/30/00
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period            $    15.96         $    33.61      $    25.67
Income/loss from investment operations:
   Net investment loss                               (0.11)(2)          (0.12)          (0.11)
   Net realized and unrealized gains/losses
      on investments                                 (3.83)            (11.46)          12.61
                                                ----------------------------------------------------
Total from investment operations                     (3.94)            (11.58)          12.50
Less dividends to shareholders:
   From net realized gains                              --              (6.07)          (4.56)
                                                ----------------------------------------------------
Net asset value, end of period                  $    12.02         $    15.96      $    33.61
                                                ====================================================
Total Return (%)                                    (24.69)            (37.21)          55.02(3)

RATIOS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------
Net assets, end of period ($ x 1,000)           $    6,428         $   19,676      $   16,284
Ratio of expenses to average net assets,
   net of reimbursement and waiver (%)                1.20               1.30            1.24(4)
Ratio of net investment loss to average
   net assets (%)                                    (0.78)             (0.69)          (0.61)(4)
Ratio of expenses to average net assets
   prior to reimbursement and waiver (%)              1.26               1.36            1.31(4)
Portfolio turnover rate (%)                         202.57             136.63          159.95

(1) COMMENCEMENT OF OPERATIONS.

(2) BASED ON AVERAGE SHARES OUTSTANDING.

(3) NOT ANNUALIZED.

(4) ANNUALIZED.

See Financial Notes

FINANCIAL HIGHLIGHTS -- Administrative Shares

SELECTED PER SHARE DATA                      7/1/01-6/30/02   7/1/00-6/30/01   2/4/00(1)-6/30/00
------------------------------------------------------------------------------------------------
Net asset value, beginning of period            $   15.87      $   33.57         $   28.70
Income/loss from investment operations:
   Net investment loss                              (0.13)         (0.17)(2)         (0.10)(2)
   Net realized and unrealized gains/losses
      on investments                                (3.82)        (11.46)             4.97
                                                ------------------------------------------------
Total from investment operations                    (3.95)        (11.63)             4.87
Less dividends to shareholders:
   From net realized gains                             --          (6.07)               --
                                                ------------------------------------------------
Net asset value, end of period                  $   11.92      $   15.87         $   33.57
                                                ================================================
Total Return (%)                                   (24.89)        (37.43)            16.97(3)
------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period ($ x 1,000)           $   8,444      $   9,497         $       8
Ratio of expenses to average net assets,
   net of reimbursement and waiver (%)               1.47           1.55              1.55(4)
Ratio of net investment loss to average
   net assets (%)                                   (1.07)         (0.96)            (0.90)(4)
Ratio of expenses to average net assets
   prior to reimbursement and waiver (%)             1.53           2.06            158.14(4)
Portfolio turnover rate (%)                        202.57         136.63            159.95

(1) COMMENCEMENT OF OPERATIONS.

(2) BASED ON AVERAGE SHARES OUTSTANDING.

(3) NOT ANNUALIZED.

(4) ANNUALIZED.

CITIZENS SMALL CAP CORE GROWTH FUND

SHARE CLASS TICKER SYMBOL:        STANDARD
                                  CSCSX

MANAGER COMMENTARY

DURING THE REPORT PERIOD, SMALL-CAP COMPANIES CONTINUED TO OUTPERFORM THEIR MID- AND LARGE-CAP COUNTERPARTS as conditions within the market favored this asset class. The Federal Reserve's aggressive interest rate easing, low inflation, and signs of improvement in the U.S. economy were several of the main influences allowing small-cap companies to outperform. Within this environment, for the year ended June 30, 2002, small-cap companies, as measured by the S&P SmallCap 600 Index, returned 0.27%, compared to the -4.72% return for the S&P MidCap 400 Index and the -17.99% return for the S&P 500 Index. Despite a favorable environment for small-cap companies to outperform other market capitalizations, any positive momentum was curtailed by the onslaught of accounting irregularities, earnings quality issues, and pricey stock valuations -- issues that affected the entire market.

The fund's strategy during the report period was to be positioned in companies that would benefit from a strengthening economy while maintaining some exposure to defensive stocks that could provide protection in a weaker market. For the 1-year period ended June 30, 2002, the Citizens Small Cap Core Growth Fund, Standard shares, underperformed its benchmark, the S&P SmallCap 600 Index, by 3.84%. However, according to Lipper, for the same time period the Citizens Small Cap Core Growth Fund, Standard shares, outperformed 94% of 419 funds in its small-cap growth peer group; and since inception, the fund outperformed 82% of 333 funds based on total return through June 30, 2002.

AN OVERWEIGHTING IN THE CONSUMER DISCRETIONARY AND HEALTH CARE SECTORS AND A NEUTRAL WEIGHTING IN THE ENERGY SECTOR HELPED PERFORMANCE DURING THE YEAR. In the consumer discretionary arena, focusing on "nesting" stores, such as Pier 1 Imports, Inc., which sell crafts and home accessories, and exposure to retailers that were not solely located in malls, such as Chico's FAS Inc., provided strong returns. Overall, stock picking in the sector and exposure to high-quality and moderately priced names that fell within our valuation parameters also added to outperformance.

Within health care, the fund was able to take advantage of positive news and earnings releases from biotechnology and health care facility companies in the second half of 2001, as these industries provided exposure to great growth opportunities in both declining and rising markets. In the first half of 2002, the fund's focus on medical equipment and supplies, medical staffing, and services companies rewarded investors due to many of these companies having compelling valuations, earnings visibility, and attractive fundamentals. A focus on owning the higher-quality companies in the energy sector and concentrating on natural gas suppliers, underwater drillers, and global providers of climate control systems also aided performance.

In technology, some of the same companies that benefited performance tremendously after September 11, 2001, hurt the portfolio in the first half of 2002. While we maintained our exposure to what we believe are the highest-quality companies in this sector, a lack of earnings visibility and valuation concerns punished holdings across the entire portfolio, including those in storage, semiconductors, and software. Going forward, we continue to see investment opportunities within technology in the consumer electronics and specialized interactive entertainment component spaces.


[SIDENOTE]

PORTFOLIO MANAGER: Jeffrey J. Schappe, CFA

GOAL: Capital appreciation.

STRATEGY: Invests mainly in stocks of small-capitalization U.S. companies.

The Federal Reserve's aggressive interest rate easing, low inflation, and signs of improvement in the U.S. economy were several of the main influences allowing small-cap companies to outperform.

AN UNDERWEIGHTING IN INDUSTRIALS AND AN OVERWEIGHTING IN FINANCIAL SERVICES HURT PERFORMANCE. In anticipation of economic recovery, the more economically sensitive sectors such as industrials fared well over the reporting period. Although we owned the higher-quality names, we tended to limit the fund's exposure to this group when it did not meet our fundamental and social criteria. In the financial sector, regional banks' growth prospects were punished by a slowing economy and declining interest rates, which hampered prospective loan growth and increased credit costs for much of 2001. In the first quarter of 2002, the fund benefited by owning many of the higher-quality companies within this sector. However, in the second quarter, exposure to firms with investment services hurt performance, based on the lack of earnings visibility.

WE CONTINUE TO BE OPTIMISTIC ON THE OUTLOOK OF SMALL-CAP GROWTH STOCKS OVER THE LONG-TERM and look to take advantage of the best stories in the small-cap marketplace. The on-going positive economic news and the steepening yield curve point to the Federal Reserve keeping rates steady -- as long as inflation stays in check and the economy keeps improving. We believe that in this environment, small-cap growth stocks will continue to outperform mid- and large-cap growth stocks because they are less effected by major geo-political events and are able to react more quickly to economic and market changes.

AVERAGE ANNUAL TOTAL RETURNS (%) as of June 30, 2002

                                                                                   SINCE
SHARES                                                              1 YEAR       INCEPTION
------------------------------------------------------------------------------------------
STANDARD                                                             -3.57        -3.28
                                                                                 12/28/99

PERFORMANCE OVER TIME as of June 30, 2002

THIS CHART SHOWS THE PERFORMANCE SINCE INCEPTION OF A $10,000 HYPOTHETICAL INVESTMENT IN THE FUND'S STANDARD SHARES, COMPARED WITH THE PERFORMANCE OVER THE SAME PERIOD FOR THE INDEX SHOWN.

[CHART]

                      CITIZENS SMALL CAP CORE GROWTH FUND    S&P SMALLCAP 600 INDEX
        12/28/1999                   $10,000                       $10,000
         3/31/2000                   $10,800                       $10,891
         6/30/2000                   $11,230                       $11,001
         9/30/2000                   $10,760                       $11,364
        12/31/2000                    $9,387                       $11,506
         3/31/2001                    $8,455                       $10,751
         6/30/2001                    $9,537                       $12,224
         9/30/2001                    $8,025                       $10,157
        12/31/2001                   $10,209                       $12,259
         3/31/2002                   $10,299                       $13,113
         6/30/2002                    $9,197                       $12,257

CITIZENS SMALL CAP CORE GROWTH FUND: Standard shares               $9,197
S&P SMALLCAP 600 INDEX                                            $12,257

ALL INDEX AND FUND PERFORMANCE FIGURES ASSUME REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. INDEX RESULTS DO NOT INCLUDE COSTS OF INVESTING, WHICH WOULD LOWER PERFORMANCE. THE INDEX IS UNMANAGED AND YOU CANNOT INVEST IN IT DIRECTLY. PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE RESULTS. RETURNS REFLECT EXPENSE REIMBURSEMENTS/WAIVERS IN EFFECT, WITHOUT WHICH RETURNS WOULD HAVE BEEN LOWER. WHEN YOU SELL YOUR FUND SHARES, THEY MAY BE WORTH MORE OR LESS THAN WHAT YOU PAID FOR THEM.

INVESTMENTS IN THE CITIZENS SMALL CAP CORE GROWTH FUND INVOLVE UNIQUE RISKS, AS SMALL- AND MEDIUM-SIZED COMPANIES MAY HAVE INEXPERIENCED MANAGEMENT, LIMITED PRODUCT LINES, A DIFFICULT TIME OBTAINING FINANCING OR MARKET SHARE, AND THEIR SHARES MAY BE MORE VOLATILE AND NOT TRADED AS FREQUENTLY OR IN AS LARGE A VOLUME AS LARGER COMPANIES.

THE S&P SMALLCAP 600 INDEX IS AN UNMANAGED INDEX OF COMMON STOCK OF SMALL-CAPITALIZATION COMPANIES IN THE U.S. STOCK MARKET. THE S&P MIDCAP 400 IS AN UNMANAGED INDEX OF COMMON STOCKS OF MID-SIZE COMPANIES IN THE U.S. STOCK MARKET. THE S&P 500 INDEX IS AN UNMANAGED INDEX OF THE COMMON STOCK OF 500 OF THE LARGEST COMPANIES IN THE U.S. STOCK MARKET.

INFORMATION CONTAINED IN THE MANAGER COMMENTARY IS NOT AUDITED AND THEREFORE EXCLUDED FROM THE REPORT OF INDEPENDENT ACCOUNTANTS.

PORTFOLIO HOLDINGS-- As of June 30, 2002  ($ x 1,000)

SECURITY                       SHARES   VALUE ($)
-------------------------------------------------
COMMON STOCKS - 96.9%

AIR FREIGHT - 2.4%
Expeditors International
   of Washington, Inc.         13,260        440

APPAREL MANUFACTURERS - 4.2%
Coach, Inc.(a)                  6,800        373
Russell Corp.                  21,130        407
                                         -------
                                             780

BANKS - 5.1%
Cullen/Frost Bankers, Inc.      7,800        280
East West Bancorp, Inc.         8,530        294
Summit Bancshares, Inc.         3,900         95
UCBH Holdings, Inc.             6,990        266
                                         -------
                                             935

BIOTECHNOLOGY - 4.6%
Cephalon, Inc.(a)               5,160        233
Eon Labs, Inc.(a)              23,300        415
SangStat Medical Corp.(a)       8,800        202
                                         -------
                                             850

BROADCASTING - 0.8%
Entravision Communications
   Corp., Class A(a)           11,810        145

COMMUNICATIONS EQUIPMENT - 2.0%
UTStarcom, Inc.(a)             18,580        375

COMPUTERS - 4.3%
Activision, Inc.(a)            10,710        311
HPL Technologies, Inc.(a)      12,800        193
Magma Design
   Automation, Inc.(a)         17,400        292
                                         -------
                                             796

DISTRIBUTION - 4.6%
Performance Food
   Group Co.(a)                10,500        355
United Natural Foods, Inc.(a)  17,380        339
United Stationers, Inc.(a)      4,920        150
                                         -------
                                             844

ELECTRONICS - 6.7%
Cymer, Inc.(a)                  5,600        196
Harman International
   Industries, Inc.             5,680        280
Integrated Circuit
   Systems, Inc.(a)            12,800        258
Intermagnetics
   General Corp.(a)            10,490        212
Intersil Corp.(a)               6,900        148
Photronics, Inc.(a)             7,200        136
                                         -------
                                           1,230

ENERGY & UTILITIES - 7.2%
Insituform Technologies,
   Inc., Class A(a)             7,380        156
Newfield Exploration Co.(a)     7,850        292
Spinnaker Exploration Co.(a)    3,670        132
Universal Compression
   Holdings, Inc.(a)            9,040        217
Western Gas Resources, Inc.     5,630        211
XTO Energy, Inc.               15,970        329
                                         -------
                                           1,337

FINANCIAL - DIVERSIFIED - 0.6%
City Holding Co.(a)             4,700        110

FINANCIAL SERVICES - 1.9%
IndyMac Bancorp, Inc.(a)       15,700        356

HEALTH CARE - 21.3%
Accredo Health, Inc.(a)         3,600        166
AdvancePCS(a)                  24,070        577
CTI Molecular
   Imaging, Inc.(a)            10,900        250
First Horizon
   Pharmaceutical Corp.(a)      9,360        194
Integra LifeSciences
   Holdings(a)                 12,970        282
Medicis Pharmaceutical
   Corp., Class A(a)           10,900        467
Nabi Biopharmaceuticals(a)     16,600         89
NDC Health Corp.                7,220        201
Province Healthcare Co.(a)      7,750        173
Respironics, Inc.(a)            3,890        132
SICOR, Inc.(a)                 20,670        383
STERIS Corp.(a)                13,040        249
Therasense, Inc.(a)            12,410        229
Thoratec Corp.(a)              25,700        231
Trigon Healthcare, Inc.(a)      1,200        121
Trimeris, Inc.(a)               1,700         75
Xoma Ltd.(a)                   24,370         97
                                         -------
                                           3,916

INVESTMENT BANKING & BROKERAGE - 0.9%
Affiliated Managers
   Group, Inc.(a)               2,780        171

MANUFACTURING - 3.1%
Graco, Inc.                     8,805        221
Lennox International, Inc.      5,100         92
Roper Industries, Inc.          7,190        268
                                         -------
                                             581

OFFICE EQUIPMENT & SUPPLIES - 1.4%
HON Industries, Inc.            9,740        265

RESTAURANTS - 4.3%
O'Charleys, Inc.(a)            19,500        493
Ruby Tuesday, Inc.             15,560        302
                                         -------
                                             795

RETAIL - 15.7%
American Eagle
   Outfitters, Inc.(a)          8,430        178
Barnes & Noble, Inc.(a)        12,080        319
Charlotte Russe
   Holding, Inc.(a)            14,800        330
Charming Shoppes, Inc.(a)      46,010        398
Chico's FAS, Inc.(a)            6,145        223
Gart Sports Co.(a)             14,700        419
O'Reilly Automotive, Inc.(a)    7,750        214
Pacific Sunwear of
   California, Inc.(a)         19,300        427
Pier 1 Imports, Inc.           11,100        233
West Marine, Inc.(a)           11,720        150
                                         -------
                                           2,891

SERVICES - 4.8%
Copart, Inc.(a)                21,830        355
MAXIMUS, Inc.(a)                1,500         48
Medical Staffing
   Network Holdings, Inc.(a)    8,700        213
URS Corp.(a)                    6,900        193
Valassis
   Communications, Inc.(a)      2,310         84
                                         -------
                                             893

WASTE MANAGEMENT - 1.0%
Waste Connections, Inc.(a)      5,690        178
                                         -------
TOTAL COMMON STOCKS                       17,888
Cost: $18,839

See Financial Notes

SECURITY
RATE, MATURITY DATE         PRINCIPAL ($)  VALUE ($)
----------------------------------------------------
REPURCHASE AGREEMENTS - 3.6%

Fifth Third Bank, Inc.,
1.87%, 07/01/02
(COLLATERALIZED BY FEDERAL
HOME LOAN MORTGAGE
CORPORATION SECURITY)             668            668
Cost: $668                                   -------

TOTAL INVESTMENTS - 100.5%                   $18,556
Cost: $19,507(b)

PERCENTAGES INDICATED ARE BASED ON NET ASSETS OF $18,459.

(a)  NON-INCOME PRODUCING SECURITY.

(b)  REPRESENTS COST FOR FINANCIAL REPORTING PURPOSES AND DIFFERS FROM THE COST
     BASIS FOR FEDERAL INCOME TAX PURPOSES BY THE AMOUNT OF GAINS RECOGNIZED FOR
     FINANCIAL REPORTING PURPOSES IN EXCESS OF FEDERAL INCOME TAX REPORTING OF
     APPROXIMATELY $193. COST FOR FEDERAL INCOME TAX PURPOSES DIFFERS FROM VALUE
     BY NET UNREALIZED DEPRECIATION OF SECURITIES AS FOLLOWS:

     UNREALIZED APPRECIATION            $   764
     UNREALIZED DEPRECIATION             (1,907)
     ------------------------------------------
     NET UNREALIZED DEPRECIATION        $(1,143)

STATEMENT OF ASSETS AND LIABILITIES-- As of June 30, 2002

ASSETS
------------------------------------------------------------------
Investments, at value (cost $19,506,947)              $ 18,556,458
Receivables:
   Interest and dividends                                      895
   Investments sold                                        368,687
   Due from investment adviser                                 272
Prepaid expenses                                               110
                                                      ------------
Total assets                                            18,926,422

LIABILITIES
------------------------------------------------------------------
Payables:
   Investments purchased                                   434,364
   Administrative fees                                       7,905
   Shareholder service fees                                    250
   Distribution expenses                                     1,898
   Other accrued expenses                                   22,609
                                                      ------------
Total liabilities                                          467,026
                                                      ------------
NET ASSETS (TOTAL ASSETS MINUS TOTAL LIABILITIES)     $ 18,459,396
                                                      ============
NET ASSETS
------------------------------------------------------------------
BY TYPE
Paid-in capital                                       $ 20,246,858
Accumulated net realized losses on investments            (836,973)
Net unrealized depreciation on investments                (950,489)
                                                      ------------
                                                      $ 18,459,396
                                                      ============
BY SHARE CLASS
Standard Shares:

   Net assets                                         $ 18,459,396
   Number of shares outstanding                          2,011,322
   Net asset value, offering and redemption
      price per share                                 $       9.18

STATEMENT OF OPERATIONS

INVESTMENT INCOME                                           7/1/01-6/30/02
--------------------------------------------------------------------------
Interest                                                 $          20,317
Dividend                                                            49,896
                                                         -----------------
Total investment income                                             70,213

EXPENSES
--------------------------------------------------------------------------
Investment management fees                                          84,612
Administrative fees                                                 19,736
Distribution expenses                                               42,306
Shareholder service fees                                            14,731
Transfer agent fees                                                 42,309
Accounting expenses                                                 10,137
Custody expenses                                                     4,129
Trustee expenses                                                     2,114
Other expenses                                                      16,518
                                                         -----------------
Total expenses before reimbursement                                236,592
Reimbursement from Adviser                                          (9,831)
                                                         -----------------
Net expenses                                                       226,761
NET INVESTMENT LOSS                                      $        (156,548)
                                                         =================
REALIZED AND UNREALIZED GAINS/LOSSES ON INVESTMENTS
--------------------------------------------------------------------------
Realized gains on investments                            $         815,380
Change in unrealized appreciation/depreciation
   on investments                                               (1,534,841)
                                                         -----------------
Net realized and unrealized losses on investments        $        (719,461)
CHANGE IN NET ASSETS FROM OPERATIONS                     $        (876,009)
                                                         =================

STATEMENT OF CHANGES IN NET ASSETS

OPERATIONS                              7/1/01-6/30/02      7/1/00-6/30/01
-----------------------------------------------------------------------------
Net investment loss                 $         (156,548)  $         (71,317)
Realized gains/losses
   on investments                              815,380          (1,600,656)
Change in unrealized appreciation/
   depreciation on investments              (1,534,841)            (31,462)
                                    --------------------------------------
Change in net assets
   from operations                            (876,009)         (1,703,435)

DIVIDENDS TO SHAREHOLDERS
-----------------------------------------------------------------------------
From net realized gains
   on investments                                   --             (21,127)
Increase in net assets from
   capital transactions                      3,832,696           8,830,497
CHANGE IN NET ASSETS                $        2,956,687   $       7,105,935
                                    ======================================
NET ASSETS
-----------------------------------------------------------------------------
Beginning of period                         15,502,709           8,396,774
                                    --------------------------------------
End of period                       $       18,459,396   $      15,502,709
                                    ======================================


See Financial Notes

FINANCIAL HIGHLIGHTS -- Standard Shares

SELECTED PER SHARE DATA                      7/1/01-6/30/02    7/1/00-6/30/01  12/28/99(1)-6/30/00
--------------------------------------------------------------------------------------------------
Net asset value, beginning of period            $     9.52      $    11.23      $    10.00
Income/loss from investment operations:
   Net investment loss                               (0.08)          (0.05)             --
   Net realized and unrealized gains/losses
      on investments                                 (0.26)          (1.64)           1.23
                                                ------------------------------------------
Total from investment operations                     (0.34)          (1.69)           1.23
Less dividends to shareholders:
   From net realized gains                              --           (0.02)             --
                                                ------------------------------------------
Net asset value, end of period                  $     9.18      $     9.52      $    11.23
                                                ==========================================
Total Return (%)                                     (3.57)         (15.08)          12.30(2)

RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------
Net assets, end of period ($ x 1,000)           $   18,459      $   15,503      $    8,397
Ratio of expenses to average net assets,
   net of reimbursement (%)                           1.34            1.34            1.49(3)
Ratio of net investment income/loss to
   average net assets (%)                            (0.93)          (0.57)           0.00(3)
Ratio of expenses to average net assets
   prior to reimbursement (%)                         1.40            3.20            5.98(3)
Portfolio turnover rate (%)                         294.26          146.62           20.16


(1) COMMENCEMENT OF OPERATIONS.

(2) NOT ANNUALIZED.

(3) ANNUALIZED.

CITIZENS GLOBAL EQUITY FUND

SHARE CLASS TICKER SYMBOLS:     STANDARD    INSTITUTIONAL     ADMINISTRATIVE
                                WAGEX       CGEIX             CEADX

MANAGER COMMENTARY

DESPITE FALLING IN THE IMMEDIATE AFTERMATH OF SEPTEMBER 11, INTERNATIONAL AND DOMESTIC EQUITY MARKETS ALIKE TURNED IN SPECTACULAR GAINS DURING THE FOURTH QUARTER OF 2001. Nevertheless, for the first time since 1974, the three largest economies, Japan, Germany, and the U.S., slipped into a recession in 2001, casting much gloom on worldwide stock markets. But since the beginning of 2002, international markets have outperformed U.S. markets primarily because of attractive valuations. In the second quarter of 2002, gains were lost as investors grew concerned over accounting irregularities, geopolitical unrest, a lack of business ethics, and disappointing corporate earnings. Within this environment, the Citizens Global Equity Fund, Standard shares, underperformed its benchmark, the MSCI World Index, by 7.12% during the 12-month period ended June 30, 2002.

WHILE MOST GAINS IN INTERNATIONAL MARKETS WERE CONCENTRATED IN EMERGING MARKETS SUCH AS MEXICO AND INDONESIA, EVEN EUROPE AND JAPAN POSTED BETTER GAINS FOR THE FIRST QUARTER OF 2002 VERSUS THE U.S. MARKET. The strategy of the fund for most of the reporting period focused on seeking out the highest-quality and most liquid companies that were trading at attractive valuations in beaten-down sectors, such as information technology, communications services, consumer staples, and health care. In addition, country allocations were kept close to benchmark weights for risk control purposes.

OVER THE COURSE OF THE FISCAL YEAR ENDED JUNE 30, 2002, WE INCREASED OUR EXPOSURE TO A NUMBER OF CONSUMER STOCKS ON THE THEORY THAT SOLID AND LESS VOLATILE EARNINGS STREAMS WOULD CONTINUE TO BE VALUED HIGHLY BY A SKITTISH MARKET. Within this area, companies such as Carrefour SA, L'Oreal SA, and the Coca-Cola Co. did well as the market rewarded companies with prospects of comparatively consistent earnings streams. Also benefiting performance were holdings within the industrials and health care sectors. In industrials, Grupos Dragados SA continued to benefit from the building boom occurring in Spain. In health care, our exposure to companies within the medical devices and equipment industries was rewarded due to many of these companies having compelling valuations, earnings visibility, and attractive fundamentals.

DESPITE ALREADY BEING DEPRESSED, THE INFORMATION TECHNOLOGY AND TELECOMMUNICATION SERVICES SECTORS WERE THE MAIN DETRACTORS FROM PERFORMANCE DURING THE REPORT PERIOD. Both of these more growth-oriented sectors proved vulnerable as skeptical investors were inclined to discount predictions of earnings recoveries. Positions in Flextronics International Ltd., International Business Machines Co., and Ericcson SpA were among the worst performers in the fund as investors continued to shun these industries and sell off these positions. Going forward, we continue to maintain our overweight versus the benchmark in both the information technology and telecommunications sectors as we believe corporate management and Wall Street analysts alike are deliberately underestimating earnings so as to avoid more allegations of misguided optimism from a cynical audience.

[SIDENOTE]

TEAM LEADER: Kimberly D. Gluck, CFA

GOAL: Capital appreciation.

STRATEGY: Invests mainly in stocks and other equities of foreign and U.S. companies.

The long period of dominance by U.S. equity markets ended during the first quarter of 2002, as most regions of the world outperformed the U.S. market.

WHILE GEO-POLITICAL UNCERTAINTIES CONTINUE TO CLOUD THE GLOBAL PICTURE, WE CONTINUE TO BELIEVE THAT LARGE-CAPITALIZATION, SOCIALLY RESPONSIBLE COMPANIES WITH ABOVE-AVERAGE GROWTH AND PROFITABILITY WILL DELIVER ATTRACTIVE RELATIVE RETURNS FOR SHAREHOLDERS. We are constantly seeking out those high-quality names where stability and visibility of earnings are at a premium, and whose prices should tend to hold up well regardless of market volatility.

While we are not expecting a massive recovery in global growth, our outlook calls for a mid-year pause in growth, rather than a so-called "double dip." Specifically, as more evidence emerges of a pickup in global activity, we believe that these markets will take comfort from the low level of inflation currently prevailing and trend upward. In particular, we believe that pressured corporate managements and analysts alike are now being overly cautious in terms of their earnings estimates. For this reason we believe that earnings eventually will surprise to the upside, ultimately fueling a rally in beaten-down markets and a return of investor confidence.

AVERAGE ANNUAL TOTAL RETURNS (%) as of June 30, 2002

                                                                                  SINCE
SHARES                                                  1 YEAR      5 YEARS     INCEPTION
-----------------------------------------------------------------------------------------
STANDARD                                               -22.34         3.30        6.77
                                                                                02/08/94

INSTITUTIONAL                                          -21.99          N/A       -13.05
                                                                                11/01/99

ADMINISTRATIVE                                         -22.20          N/A       -27.33
                                                                                02/04/00


PERFORMANCE OVER TIME as of June 30, 2002

THIS CHART SHOWS THE PERFORMANCE SINCE INCEPTION OF A $10,000 HYPOTHETICAL INVESTMENT IN THE FUND'S STANDARD SHARES, COMPARED WITH THE PERFORMANCE OVER THE SAME PERIOD FOR THE INDEX SHOWN.

[CHART]

                             CITIZENS GLOBAL EQUITY FUND    MSCI WORLD INDEX
          2/8/1994                        $10,000               $10,000
         6/30/1994                         $9,800                $9,942
         6/30/1995                        $10,757               $11,003
         6/30/1996                        $12,104               $13,032
         6/30/1997                        $14,731               $15,934
         6/30/1998                        $17,935               $18,647
         6/30/1999                        $21,942               $21,569
         6/30/2000                        $33,630               $24,199
         6/30/2001                        $22,300               $19,262
         6/30/2002                        $17,328               $16,352

CITIZENS GLOBAL EQUITY FUND: Standard shares            $17,328
MSCI WORLD INDEX                                        $16,352

ALL INDEX AND FUND PERFORMANCE FIGURES ASSUME REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. INDEX RESULTS DO NOT INCLUDE COSTS OF INVESTING, WHICH WOULD LOWER PERFORMANCE. THE INDEX IS UNMANAGED AND YOU CANNOT INVEST IN IT DIRECTLY. PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE RESULTS. RETURNS REFLECT EXPENSE REIMBURSEMENTS/WAIVERS PREVIOUSLY IN EFFECT, WITHOUT WHICH RETURNS WOULD HAVE BEEN LOWER. WHEN YOU SELL YOUR FUND SHARES, THEY MAY BE WORTH MORE OR LESS THAN WHAT YOU PAID FOR THEM.

INVESTMENTS IN THE CITIZENS GLOBAL EQUITY FUND INVOLVE RISKS OF INVESTING IN FOREIGN MARKETS, INCLUDING POLITICAL INSTABILITY AND CURRENCY RISKS, EXCESSIVE TAXATION, DIFFERENT FINANCIAL AND AUDITING STANDARDS, INCREASED MARKET VOLATILITY AND OTHER FACTORS.

THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD INDEX IS A MARKET CAPITALIZATION WEIGHTED EQUITY INDEX OF OVER 1,500 STOCKS TRADED IN 22 WORLD MARKETS.

INFORMATION CONTAINED IN THE MANAGER COMMENTARY IS NOT AUDITED AND THEREFORE EXCLUDED FROM THE REPORT OF INDEPENDENT ACCOUNTANTS.

PORTFOLIO HOLDINGS -- As of June 30, 2002 ($ x 1,000)

SECURITY                       SHARES       VALUE ($)
-------------------------------------------------------
COMMON STOCKS - 95.8%

APPAREL MANUFACTURERS - 0.6%
Gucci Group NV                  9,496             891

AUTOMOBILE MANUFACTURING - 3.2%
Honda Motor Co. Ltd.           67,400           2,733
Volkswagen AG                  42,000           2,041
                                              -------
                                                4,774

BANKS - 3.6%
Northern Trust Corp.           51,900           2,287
Royal Bank of
   Scotland Group plc         108,709           3,082
                                              -------
                                                5,369

BIOTECHNOLOGY - 1.9%

Applied Biosystems Group       76,000           1,481
Invitrogen Corp.(a)            40,600           1,300
                                              -------
                                                2,781

BROADCASTING - 0.9%
Univision
   Communications, Inc.(a)     40,800           1,281

CHEMICALS - 1.1%
Shin-Etsu Chemical Co.         39,400           1,693

COMMUNICATIONS EQUIPMENT - 1.2%
Cisco Systems, Inc.(a)         81,000           1,129
Ericsson AB, B shares         379,200             574
                                              -------
                                                1,703

COMPUTERS - 7.6%
Automatic Data
   Processing, Inc.            43,900           1,912
Dell Computer Corp.(a)         85,300           2,230
Intel Corp.                    76,900           1,405
International Business
   Machines Corp.              26,600           1,915
Microsoft Corp.(a)             67,500           3,692
                                              -------
                                               11,154

CONSTRUCTION - 2.1%
Grupo Dragados SA             170,000           3,030

DIVERSIFIED MANUFACTURING - 4.3%
3M Co.                         19,000           2,337
Gentex Corp.(a)                67,200           1,846
Illinois Tool Works, Inc.      31,000           2,117
                                              -------
                                                6,300

ELECTRICAL EQUIPMENT - 4.3%
Analog Devices, Inc.(a)        49,000           1,455
Applied Materials, Inc.(a)     40,000             761
ASML Holding NV(a)             67,626           1,071
Emerson Electric Co.           38,300           2,049
Flextronics International(a)  143,600           1,024
                                              -------
                                                6,360

ELECTRONICS - 1.9%
Sony Corp.                     52,000           2,746

ENERGY & UTILITIES - 8.2%
Anadarko Petroleum Corp.       62,000           3,057
Encana Corp.                   81,843           2,513
EOG Resources, Inc.            90,000           3,573
Scottish Power plc            308,672           1,660
Vestas Wind Systems A/S        50,450           1,368
                                              -------
                                               12,171

ENTERTAINMENT - 0.8%
AOL Time Warner, Inc.(a)       75,500           1,111

FINANCIAL - DIVERSIFIED - 9.3%
Banco Santander
   Central Hispano SA         198,483           1,576
Citigroup, Inc.                65,400           2,534
HSBC Holdings plc             209,770           2,413
Lloyds TSB Group plc          200,084           1,992
U.S. Bancorp                  135,800           3,170
UBS AG(a)                      41,300           2,077
                                              -------
                                               13,762

FINANCIAL SERVICES - 1.0%
Freddie Mac                    25,000           1,530

FOOD & BEVERAGES - 3.4%
The Coca-Cola Co.              48,200           2,700
PepsiCo, Inc.                  49,200           2,371
                                              -------
                                                5,071

HEALTH & BEAUTY AIDS - 1.2%
L'Oreal SA                     23,191           1,809

HEALTH CARE - 10.7%
AstraZeneca plc                40,719           1,686
Cardinal Health, Inc.          15,200             933
GlaxoSmithKline plc           170,140           3,679
Johnson & Johnson, Inc.        32,000           1,672
Medtronic, Inc.                40,000           1,714
Merck & Co., Inc.              25,200           1,276
Pfizer, Inc.                   63,400           2,219
Sanofi-Synthelabo SA           43,458           2,644
                                              -------
                                               15,823

INSURANCE - 8.7%
Allianz AG                      8,600           1,722
American International
   Group, Inc.                 35,000           2,388
AXA                            89,926           1,645
The Hartford Financial
   Services Group, Inc.        35,000           2,081
ING Groep NV                   80,000           2,054
Marsh & McLennan
   Cos., Inc.                  30,600           2,957
                                              -------
                                               12,847

OFFICE EQUIPMENT & SUPPLIES - 3.9%
Avery Dennison Corp.           45,600           2,861
Canon, Inc.                    78,000           2,948
                                              -------
                                                5,809

RETAIL - 4.8%
Carrefour SA                   35,794           1,937
Home Depot, Inc.               45,300           1,664
Luxottica Group SpA            60,000           1,167
Target Corp.                   59,400           2,263
                                              -------
                                                7,031

SERVICES - 3.6%
Ecolab, Inc.                   45,000           2,080
Sysco Corp.                    82,200           2,238
WPP Group plc                 110,030             929
                                              -------
                                                5,247

TELECOMMUNICATIONS - 7.5%
Alltel Corp.                   26,300           1,236
Nippon Telegraph &
   Telephone Corp.                350           1,440
Nokia Oyj                      76,500           1,120
NTT DoCoMo, Inc.                  605           1,489
SBC Communications, Inc.       60,700           1,850
Telecom Italia SpA            320,000           1,697
Telefonica SA(a)              114,444             961
Vodafone Group plc            966,950           1,327
                                              -------
                                               11,120
                                              -------
TOTAL COMMON STOCKS                           141,413
Cost: $158,820

PREFERRED STOCKS - 1.3%

AUTOMOBILE MANUFACTURING - 1.3%
Porsche AG                      4,000           1,896
Cost: $1,145

SECURITY
RATE, MATURITY DATE          PRINCIPAL ($)  VALUE ($)
-----------------------------------------------------
REPURCHASE AGREEMENTS - 0.3%

Fifth Third Bank, Inc.,
1.87%, 07/01/02
(COLLATERALIZED BY FEDERAL
NATIONAL MORTGAGE
ASSOCIATION SECURITY)             475             475
Cost: $475                                   --------

TOTAL INVESTMENTS - 97.4%                    $143,784
Cost: $160,440(b)

PERCENTAGES INDICATED ARE BASED ON NET ASSETS OF $147,618.

(a)  NON-INCOME PRODUCING SECURITY.

(b) REPRESENTS COST FOR FINANCIAL REPORTING PURPOSES AND DIFFERS FROM THE COST BASIS FOR FEDERAL INCOME TAX PURPOSES BY THE AMOUNT OF GAINS RECOGNIZED FOR FINANCIAL REPORTING PURPOSES IN EXCESS OF FEDERAL INCOME TAX REPORTING OF APPROXIMATELY $1,077. COST FOR FEDERAL INCOME TAX PURPOSES DIFFERS FROM VALUE BY NET UNREALIZED DEPRECIATION OF SECURITIES AS FOLLOWS:

     UNREALIZED APPRECIATION           $  8,050
     UNREALIZED DEPRECIATION            (25,783)
     ------------------------------------------
     NET UNREALIZED DEPRECIATION       $(17,733)

See Financial Notes

At June 30, 2002, the portfolio's open short forward currency contracts were as follows:

                                   CONTRACT         CONTRACT        CURRENT
                     DELIVERY       AMOUNT           VALUE           VALUE          UNREALIZED
CURRENCY               DATE    (LOCAL CURRENCY)  (U.S. DOLLAR)   (U.S. DOLLAR)     DEPRECIATION
Australian Dollar     7/1/02     $ 5,712,634     $(3,171,655)     $(3,207,073)     $   (35,418)

The fund's portfolio holdings as of June 30, 2002, were distributed among the following countries:

                                           PERCENTAGE OF NET ASSETS
                                        --------------------------------
                                                  SHORT TERM
                                        EQUITY      & OTHER        TOTAL
                                        ------      -------        -----
Canada                                   1.7%                      1.7%
Denmark                                  0.9%                      0.9%
Finland                                  0.8%                      0.8%
France                                   5.4%                      5.4%
Germany                                  3.8%                      3.8%
Italy                                    2.5%                      2.5%
Japan                                    8.8%                      8.8%
Netherlands                              2.1%                      2.1%
Singapore                                0.7%                      0.7%
Spain                                    3.8%                      3.8%
Sweden                                   0.4%                      0.4%
Switzerland                              1.4%                      1.4%
United Kingdom                          11.4%                     11.4%
United States                           53.4%         0.3%        53.7%
                                       ---------------------------------
                                        97.1%         0.3%        97.4%

STATEMENT OF ASSETS AND LIABILITIES-- As of June 30, 2002

ASSETS
--------------------------------------------------------------------------
Investments, at value (cost $160,439,988)                $     143,784,101
Foreign currency (cost $561,268)                                   610,264
Receivables:
   Interest and dividends                                          195,236
   Investments sold                                              3,207,073
   Tax reclaims                                                    130,562
Prepaid expenses                                                     1,556
                                                         -----------------
Total assets                                                   147,928,792

LIABILITIES
--------------------------------------------------------------------------
Payables:
   Unrealized depreciation on forward foreign
      currency contracts                                            35,418
   Investment management fees                                       61,099
   Administrative fees                                               6,737
   Shareholder service fees                                          6,583
   Distribution expenses                                            14,067
   Other accrued expenses                                          186,432
                                                         -----------------
Total liabilities                                                  310,336
                                                         -----------------
NET ASSETS (TOTAL ASSETS MINUS TOTAL LIABILITIES)        $     147,618,456
                                                         =================
NET ASSETS
--------------------------------------------------------------------------
BY TYPE
Paid-in capital                                          $     277,524,161
Accumulated net investment loss                                   (723,041)
Accumulated net realized losses on investments
   and foreign currency transactions                          (112,553,475)
Net unrealized depreciation on investments
   and foreign currencies                                      (16,629,189)
                                                         -----------------
                                                         $     147,618,456
                                                         =================
BY SHARE CLASS
Standard Shares:
   Net assets                                            $     135,880,538
   Number of shares outstanding                                  9,558,125
   Net asset value, offering and redemption
      price per share                                    $           14.22
Institutional Shares:
   Net assets                                            $       9,531,127
   Number of shares outstanding                                    661,738
   Net asset value, offering and redemption
      price per share                                    $           14.40
Administrative Shares:
   Net assets                                            $       2,206,791
   Number of shares outstanding                                    154,344
   Net asset value, offering and redemption
      price per share                                    $           14.30

STATEMENT OF OPERATIONS

INVESTMENT INCOME                                           7/1/01-6/30/02
---------------------------------------------------------------------------
Interest                                                 $         229,519
Dividend (net of withholding taxes of $127,586)                  2,060,086
                                                         -----------------
Total investment income                                          2,289,605

EXPENSES
---------------------------------------------------------------------------
Investment management fees                                       1,934,591
Administrative fees                                                201,057
Distribution expenses:
   Standard shares                                                 443,637
   Administrative shares                                             4,786
Shareholder service fees:
   Standard shares                                                  89,892
   Institutional shares                                                179
   Administrative shares                                                79
Transfer agent fees:
   Standard shares                                                 487,554
   Institutional shares                                                656
   Administrative shares                                             2,398
Accounting expenses                                                 71,367
Custody expenses                                                    52,501
Trustee expenses                                                    20,442
Other expenses                                                     168,087
                                                         -----------------
Total expenses                                                   3,477,226
NET INVESTMENT LOSS                                      $      (1,187,621)
                                                         =================
REALIZED AND UNREALIZED GAINS/LOSSES ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
---------------------------------------------------------------------------
Net realized losses on investments and foreign
   currency transactions                                 $     (58,190,264)
Change in unrealized appreciation/depreciation
   on investments and foreign currencies                         8,768,398
                                                         -----------------
Net realized and unrealized losses on investments
   and foreign currencies                                $     (49,421,866)
CHANGE IN NET ASSETS FROM OPERATIONS                     $     (50,609,487)
                                                         =================

STATEMENT OF CHANGES IN NET ASSETS

OPERATIONS                              7/1/01-6/30/02      7/1/00-6/30/01
---------------------------------------------------------------------------
Net investment loss                 $       (1,187,621)  $      (2,220,630)
Realized losses on investments
   and foreign currency transactions       (58,190,264)        (45,963,872)
Change in unrealized appreciation/
   depreciation on investments and
   foreign currencies                        8,768,398         (82,768,542)
                                    --------------------------------------
Change in net assets resulting
   from operations                         (50,609,487)       (130,953,044)

DIVIDENDS TO SHAREHOLDERS
---------------------------------------------------------------------------
From net realized gains on investments:
   Standard shares                                  --         (23,492,691)
   Institutional shares                             --            (982,312)
   Administrative shares                            --            (106,162)
                                    --------------------------------------
Total dividends                                     --         (24,581,165)
Increase/decrease in net assets
   from capital transactions               (56,075,279)         42,474,983
CHANGE IN NET ASSETS                $     (106,684,766)  $    (113,059,226)
                                    ======================================

NET ASSETS
---------------------------------------------------------------------------
Beginning of period                        254,303,222         367,362,448
                                    --------------------------------------
End of period                       $      147,618,456   $     254,303,222
                                    ======================================

Accumulated net investment loss               (723,041)         (2,051,664)

FINANCIAL HIGHLIGHTS -- Standard Shares

SELECTED PER SHARE DATA                       7/1/01-6/30/02    7/1/00-6/30/01   7/1/99-6/30/00    7/1/98-6/30/99    7/1/97-6/30/98
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $     18.31        $     29.99     $     20.22        $     16.95     $     14.47
Income/loss from investment operations:
   Net investment loss                               (0.11)(1)          (0.16)          (0.22)(1)          (0.12)          (0.20)
   Redemption fee                                     0.01                 --              --                 --              --
   Net realized and unrealized gains/losses
      on investments and foreign currencies          (3.99)             (9.61)          10.94               3.86            3.24
                                               ------------------------------------------------------------------------------------
Total from investment operations                     (4.09)             (9.77)          10.72               3.74            3.04
Less dividends to shareholders:
   From net realized gains                              --              (1.91)          (0.95)             (0.47)          (0.56)
                                               ------------------------------------------------------------------------------------
Net asset value, end of period                 $     14.22        $     18.31     $     29.99        $     20.22     $     16.95
                                               ====================================================================================
Total Return (%)                                    (22.34)            (33.69)          53.27              22.34           21.75

RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ x 1,000)          $   135,881        $   236,080     $   354,818        $    90,549     $    49,045
Ratio of expenses to average net assets,
   net of reimbursement (%)                           1.84               1.82            1.82               1.96            2.20
Ratio of net investment loss to average
   net assets (%)                                    (0.66)             (0.71)          (0.79)             (0.88)          (0.76)
Ratio of expenses to average net assets
   prior to reimbursement (%)                         1.84               1.82            1.83               1.96            2.20
Portfolio turnover rate (%)                         132.82             151.95          120.69              64.07           72.33

(1) BASED ON AVERAGE SHARES OUTSTANDING.

See Financial Notes

FINANCIAL HIGHLIGHTS -- Institutional Shares

SELECTED PER SHARE DATA                        7/1/01-6/30/02    7/1/00-6/30/01    11/1/99(1)-6/30/00
-----------------------------------------------------------------------------------------------------
Net asset value, beginning of period            $    18.46         $    30.08         $    23.45
Income/loss from investment operations:
   Net investment loss                               (0.01)(2)          (0.05)(2)          (0.05)(2)
   Redemption fee                                     0.01                 --                 --
   Net realized and unrealized gains/losses
      on investments and foreign currencies          (4.06)             (9.66)              7.63
                                                -----------------------------------------------------
Total from investment operations                     (4.06)             (9.71)              7.58
Less dividends to shareholders:
   From net realized gains                              --              (1.91)             (0.95)
                                                -----------------------------------------------------
Net asset value, end of period                  $    14.40         $    18.46         $    30.08
                                                =====================================================
Total Return (%)                                    (21.99)            (33.35)             32.55(3)

RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------
Net assets, end of period ($ x 1,000)           $    9,531         $   16,475         $   12,544
Ratio of expenses to average net assets,
   net of reimbursement (%)                           1.27               1.39               1.39(4)
Ratio of net investment loss to average
   net assets (%)                                    (0.05)             (0.23)             (0.25)(4)
Ratio of expenses to average net assets
   prior to reimbursement (%)                         1.27               1.42               1.43(4)
Portfolio turnover rate (%)                         132.82             151.95             120.69

(1) COMMENCEMENT OF OPERATIONS.

(2) BASED ON AVERAGE SHARES OUTSTANDING.

(3) NOT ANNUALIZED.

(4) ANNUALIZED.

FINANCIAL HIGHLIGHTS -- Administrative Shares

SELECTED PER SHARE DATA                    7/1/01-6/30/02    7/1/00-6/30/01    2/4/00(1)-6/30/00
------------------------------------------------------------------------------------------------
Net asset value, beginning of period         $   18.38         $   30.02         $   33.45
Loss from investment operations:
   Net investment loss                           (0.06)(2)         (0.11)(2)         (0.06)
   Redemption fee                                 0.01                --                --
   Net realized and unrealized losses on
      investments and foreign currencies         (4.03)            (9.62)            (3.37)
                                             ---------------------------------------------------
Total from investment operations                 (4.08)            (9.73)            (3.43)
Less dividends to shareholders:
   From net realized gains                          --             (1.91)               --
                                             ---------------------------------------------------
Net asset value, end of period               $   14.30         $   18.38         $   30.02
                                             ===================================================
Total Return (%)                                (22.20)           (33.52)           (10.25)(3)

RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------
Net assets, end of period ($ x 1,000)        $   2,207         $   1,748         $       1
Ratio of expenses to average net assets,
   net of reimbursement (%)                       1.64              1.68              1.68(4)
Ratio of net investment loss to average
   net assets (%)                                (0.39)            (0.48)            (0.48)(4)
Ratio of expenses to average net assets
   prior to reimbursement (%)                     1.64              3.18            296.20(4)
Portfolio turnover rate (%)                     132.82            151.95            120.69

(1) COMMENCEMENT OF OPERATIONS.

(2) BASED ON AVERAGE SHARES OUTSTANDING.

(3) NOT ANNUALIZED.

(4) ANNUALIZED.

CITIZENS INTERNATIONAL GROWTH FUND

SHARE CLASS TICKER SYMBOL: N/A

MANAGER COMMENTARY

DESPITE A REPORTING PERIOD OF BAD NEWS IN THE FORM OF POLITICAL TURMOIL, WEAK CORPORATE EARNINGS, AND ON-GOING ACCOUNTING IRREGULARITIES, MOST STOCK MARKETS AROUND THE WORLD OUTPERFORMED U.S. DOMESTIC EQUITY INDICES. Nevertheless, continuous investor pessimism weighed heavily on international markets, causing increased volatility and a deterioration in equity prices. While the gloom did subside a little during the first quarter of 2002, it reversed course in the second quarter, increasing losses even more. Within this environment, the Citizens International Growth Fund, Standard shares, returned -18.13%, underperforming its benchmark, the MSCI EAFE Index, which returned -9.49% during the 12-month period ended June 30, 2002.

THE FUND'S STRATEGY DURING THIS TIME PERIOD WAS TO INVEST IN WELL-CAPITALIZED, SOCIALLY RESPONSIBLE LARGE-CAP NAMES THAT DEMONSTRATED STABILITY AND VISIBILITY OF EARNINGS. Furthermore, we favored companies within this climate that we believed had strong, long-term fundamental characteristics such as shareholder-friendly management teams, accelerating revenue, and a competitive advantage in growing markets relative to their peers and the overall market. In addition, country allocations were kept close to benchmark weights for risk control purposes.

OUR CONSUMER STAPLES, INDUSTRIALS, AND FINANCIAL SERVICES STOCK SELECTION CONTRIBUTED SOLIDLY TO PERFORMANCE OVER THE 12 MONTHS ENDED JUNE 30, 2002. Within the consumer staples industry, companies such as Carrefour SA and L'Oreal SA registered solid gains due to a perceived global recovery. In industrials, Grupos Dragados SA continued to benefit from the building boom occurring in Spain. The financial sector as a whole has seen a remarkable dispersion of performance among different stocks, reflecting the generally skittish nature of the market. Nonetheless, several large European banks held by the fund showed resilience. In Japan, our financial stock holdings bounced strongly off their lows based on better sentiment in that market.

DURING THE THIRD QUARTER OF 2001, THE FUND INCREASED ITS EXPOSURE TO TELECOMMUNICATION SERVICES AS VALUATION LEVELS BECAME VERY ATTRACTIVE. Companies such as Telecom Italia SpA and France Telecom, which provide comprehensive telecommunications services in their respective countries, represented the types of high-growth, defensive companies that helped performance in 2001. Nevertheless, these companies hurt the fund substantially in 2002 as this sector began to be sold off. Although we had been reducing our overweighting of telecommunications names in the first quarter of 2002, our allocation still detracted from performance during the last 12 months.

Our overweight versus the benchmark within the technology sector -- where we view our core holdings as trading at massively oversold levels -- hurt performance. Despite technology stocks rallying substantially after September 11 around the world into the early part of 2002, especially within the semi-conductor industry, concerns over industry overcapacity, slowing product demand, and increased competition hurt the performance of the sector in general over the course of the fiscal year.

[SIDENOTE]

TEAM LEADER: Ben Kottler, CFA

GOAL: Capital appreciation.

STRATEGY: Invests mainly in stocks and other equities of foreign companies.

If the U.S. dollar continues to weaken, global large-cap stocks, which have been decimated so far this year, could come back into favor, as could growth stocks.

THE RECENT DECLINE IN THE U.S. DOLLAR HAS BEEN BEEN ANTICIPATED FOR SOME TIME. The prospect of a weakening of U.S. currency boosts the value of overseas holdings when translated back into the U.S. currency base. Although we do not expect the yen to appreciate as much as the euro in the short-term, we are using this period to research stocks oriented to the domestic Japanese economy.

Other major factors that we believe favor a market rally include the relatively low prices of Asian and European stocks compared to their U.S. peers. So far this year, the overseas markets have outperformed the U.S. by a considerable margin, a trend that we believe is set to continue. As more evidence emerges of a pickup in global activity, we believe that, with inflation low, these markets have significant upside potential. In particular, we believe that pressured managements and analysts alike are now being overly cautious in terms of their earnings estimates. For this reason, we believe that earnings will eventually surprise to the upside, ultimately fueling a rally in beaten-down markets. Our holdings -- which we believe are all focused on high-quality companies -- should benefit from a return of investor confidence.

AVERAGE ANNUAL TOTAL RETURNS (%) as of June 30, 2002

                                                                                   SINCE
SHARES                                                              1 YEAR       INCEPTION
------------------------------------------------------------------------------------------
STANDARD                                                            -18.13       -22.86
                                                                                12/20/00

PERFORMANCE OVER TIME as of June 30, 2002

THIS CHART SHOWS THE PERFORMANCE SINCE INCEPTION OF A $10,000 HYPOTHETICAL INVESTMENT IN THE FUND'S STANDARD SHARES, COMPARED WITH THE PERFORMANCE OVER THE SAME PERIOD FOR THE INDEX SHOWN.

[CHART]

                               CITIZENS INTERNATIONAL GROWTH FUND      MSCI EAFE INDEX
        12/20/2000                                 $10,000              $10,000
         3/31/2001                                  $8,230               $8,778
         6/30/2001                                  $8,220               $8,688
         9/30/2001                                  $6,980               $7,472
        12/31/2001                                  $7,320               $7,993
         3/31/2002                                  $7,250               $8,033
         6/30/2002                                  $6,730               $7,863

CITIZENS INTERNATIONAL GROWTH FUND: Standard shares             $6,730
MSCI EAFE INDEX                                                 $7,863

ALL INDEX AND FUND PERFORMANCE FIGURES ASSUME REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. INDEX RESULTS DO NOT INCLUDE COSTS OF INVESTING, WHICH WOULD LOWER PERFORMANCE. THE INDEX IS UNMANAGED AND YOU CANNOT INVEST IN IT DIRECTLY. PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE RESULTS. RETURNS REFLECT EXPENSE REIMBURSEMENTS/WAIVERS IN EFFECT, WITHOUT WHICH RETURNS WOULD HAVE BEEN LOWER. WHEN YOU SELL YOUR FUND SHARES, THEY MAY BE WORTH MORE OR LESS THAN WHAT YOU PAID FOR THEM.

INVESTMENTS IN THE CITIZENS INTERNATIONAL GROWTH FUND INVOLVE RISKS OF INVESTING IN FOREIGN MARKETS, INCLUDING POLITICAL INSTABILITY AND CURRENCY RISKS, EXCESSIVE TAXATION, DIFFERENT FINANCIAL AND AUDITING STANDARDS, INCREASED MARKET VOLATILITY AND OTHER FACTORS.

THE MSCI EAFE IS AN UNMANAGED INDEX OF FOREIGN STOCK FUNDS AND IS AN AGGREGATE OF 21 INDIVIDUAL COUNTRY INDICES THAT COLLECTIVELY REPRESENT MANY OF THE MAJOR MARKETS OF THE WORLD.

INFORMATION CONTAINED IN THE MANAGER COMMENTARY IS NOT AUDITED AND THEREFORE EXCLUDED FROM THE REPORT OF INDEPENDENT ACCOUNTANTS.

PORTFOLIO HOLDINGS-- As of June 30, 2002 ($ x 1,000)

SECURITY                        SHARES   VALUE ($)
--------------------------------------------------
COMMON STOCKS - 91.0%

APPAREL MANUFACTURERS - 2.9%
Gucci Group NV                    981         92

AUTOMOBILE MANUFACTURING - 3.4%
Honda Motor Co. Ltd.            2,700        109

BANKS - 3.7%
Royal Bank of Scotland
   Group plc                    4,094        116

COMMUNICATIONS EQUIPMENT - 0.7%
Ericsson AB, B shares          13,600         21

CONSTRUCTION - 3.9%
Grupo Dragados SA               6,908        123

ELECTRICAL EQUIPMENT - 5.1%
ASML Holding NV(a)              4,389         69
Celestica, Inc.(a)              2,414         55
Flextronics International(a)    5,000         36
                                          ------
                                             160

ELECTRONICS - 3.3%
Sony Corp.                      2,000        106

ENERGY & UTILITIES - 11.3%
Encana Corp.                    5,094        156
Scottish Power plc             17,981         97
Vestas Wind Systems A/S         3,825        104
                                          ------
                                             357

FINANCIAL - DIVERSIFIED - 14.6%
Banco Santander
   Central Hispano SA           6,714         53
HSBC Holdings plc               7,096         82
Lloyds TSB Group plc            5,994         60
Mitsubishi Tokyo
   Financial Group, Inc.           12         81
National Australia Bank Ltd.    5,485        108
UBS AG(a)                       1,590         80
                                          ------
                                             464

HEALTH & BEAUTY AIDS - 3.3%
L'Oreal SA                      1,333        104

HEALTH CARE - 9.3%
Altana AG                       1,230         62
AstraZeneca plc                   593         25
GlaxoSmithKline (ADR)           2,620        112
Sanofi-Synthelabo SA            1,560         95
                                          ------
                                             294

INSURANCE - 7.7%
Allianz AG                        400         80
AXA (ADR)                       5,295         96
ING Groep NV                    2,685         69
                                          ------
                                             245

OFFICE EQUIPMENT & SUPPLIES - 3.4%
Canon, Inc. (ADR)               2,879        109

RETAIL - 5.1%
Carrefour SA                    2,308        125
Luxottica Group SpA             1,900         37
                                          ------
                                             162

SERVICES - 3.3%
WPP Group plc                  12,189        103

TELECOMMUNICATIONS - 10.0%
Nippon Telegraph &
   Telephone Corp.                 13         53
Nokia Oyj                       2,600         38
NTT DoCoMo, Inc.                   28         70
Telecom Italia SpA             10,950         58
Telefonica SA (ADR)(a)          1,040         26
Telefonica SA(a)                  961          8
Vodafone Airtouch
   plc (ADR)                    4,700         64
                                          ------
                                             317
                                          ------
TOTAL COMMON STOCKS                        2,882
Cost: $3,129


PREFERRED STOCKS - 2.4%

AUTOMOBILE MANUFACTURING - 2.4%
Porsche AG                        160         76
Cost: $46

SECURITY
RATE, MATURITY DATE          PRINCIPAL ($)  VALUE ($)
-----------------------------------------------------
REPURCHASE AGREEMENTS - 6.9%

Fifth Third Bank, Inc.,
1.87%, 07/01/02
(COLLATERALIZED BY FEDERAL
NATIONAL MORTGAGE
ASSOCIATION SECURITY)             218        218
Cost: $218                                ------



TOTAL INVESTMENTS - 100.3%                $3,176
Cost: $3,393(b)

PERCENTAGES INDICATED ARE BASED ON NET ASSETS OF $3,168.

(a)  NON-INCOME PRODUCING SECURITY.

(b) REPRESENTS COST FOR FINANCIAL REPORTING PURPOSES AND DIFFERS FROM THE COST BASIS FOR FEDERAL INCOME TAX PURPOSES BY THE AMOUNT OF GAINS RECOGNIZED FOR FINANCIAL REPORTING PURPOSES IN EXCESS OF FEDERAL INCOME TAX REPORTING OF APPROXIMATELY $6. COST FOR FEDERAL INCOME TAX PURPOSES DIFFERS FROM VALUE BY NET UNREALIZED DEPRECIATION OF SECURITIES AS FOLLOWS:

     UNREALIZED APPRECIATION            $      153
     UNREALIZED DEPRECIATION                  (375)
     ---------------------------------------------
     NET UNREALIZED DEPRECIATION        $     (222)

     ADR  - AMERICAN DEPOSITARY RECEIPT

See Financial Notes

The fund's portfolio holdings as of June 30, 2002, were distributed among the following countries:

                                           PERCENTAGE OF NET ASSETS
                                        ------------------------------
                                                  SHORT TERM
                                        EQUITY      & OTHER      TOTAL
                                        ------      -------      -----
Australia                                3.4%                      3.4%
Canada                                   4.9%                      4.9%
Denmark                                  3.3%                      3.3%
Finland                                  1.2%                      1.2%
France                                  13.3%                     13.3%
Germany                                  6.9%                      6.9%
Italy                                    5.9%                      5.9%
Japan                                   16.6%                     16.6%
Netherlands                              4.4%                      4.4%
Singapore                                1.1%                      1.1%
Spain                                    6.6%                      6.6%
Sweden                                   0.6%                      0.6%
Switzerland                              2.5%                      2.5%
United Kingdom                          21.0%                     21.0%
United States                            1.7%         6.9%         8.6%
                                        --------------------------------
                                        93.4%         6.9%       100.3%

STATEMENT OF ASSETS AND LIABILITIES-- As of June 30, 2002

ASSETS
----------------------------------------------------------------------------
Investments, at value (cost $3,392,921)                  $       3,176,424
Foreign currency (cost $1,629)                                       1,653
Receivables:
   Interest and dividends                                            3,925
   Due from investment adviser                                       1,133
   Tax reclaims                                                        464
Prepaid expenses                                                        25
                                                         -----------------
Total assets                                                     3,183,624

LIABILITIES
----------------------------------------------------------------------------
Payables:
   Administrative fees                                                 183
   Shareholder service fees                                            194
   Distribution expenses                                               317
   Other accrued expenses                                           15,164
                                                         -----------------
Total liabilities                                                   15,858
                                                         -----------------
NET ASSETS (TOTAL ASSETS MINUS TOTAL LIABILITIES)        $       3,167,766
                                                         =================

NET ASSETS
----------------------------------------------------------------------------
BY TYPE
Paid-in capital                                          $       3,913,970
Accumulated net investment loss                                    (25,644)
Accumulated net realized losses on investments
   and foreign currency transactions                              (504,111)
Net unrealized depreciation on investments and
   foreign currencies                                             (216,449)
                                                         -----------------
                                                         $       3,167,766
                                                         =================

BY SHARE CLASS
Standard Shares:
   Net assets                                            $       3,167,766
   Number of shares outstanding                                    470,902
   Net asset value, offering and redemption
      price per share                                    $            6.73

STATEMENT OF OPERATIONS

INVESTMENT INCOME                                         7/1/01-6/30/02
---------------------------------------------------------------------------
Interest                                                 $           9,074
Dividend (net of withholding taxes of $4,199)                       39,665
                                                         -----------------
Total investment income                                             48,739



EXPENSES
---------------------------------------------------------------------------
Investment management fees                                          31,525
Administrative fees                                                  2,981
Distribution expenses                                                7,506
Shareholder service fees                                             1,637
Transfer agent fees                                                  3,324
Accounting expenses                                                  6,823
Custody expenses                                                    10,805
Registration expenses                                               23,876
Trustee expenses                                                       910
Other expenses                                                       2,472
                                                         -----------------
Total expenses before reimbursement                                 91,859
Reimbursement from Adviser                                         (36,315)
                                                         -----------------
Net expenses                                                        55,544
NET INVESTMENT LOSS                                      $          (6,805)
                                                         =================

REALIZED AND UNREALIZED LOSSES ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
---------------------------------------------------------------------------
Realized losses on investments and foreign
   currency transactions                                 $        (445,542)
Change in unrealized appreciation/depreciation
   on investments and foreign currencies                          (148,631)
                                                         -----------------
Net realized and unrealized losses on investments
   and foreign currencies                                $        (594,173)
CHANGE IN NET ASSETS FROM OPERATIONS                     $        (600,978)
                                                         =================

STATEMENT OF CHANGES IN NET ASSETS

OPERATIONS                            7/1/01-6/30/02     12/20/00(1)-6/30/01
----------------------------------------------------------------------------
Net investment income/loss          $           (6,805)  $           4,079
Realized losses on investments
   and foreign currency transactions          (445,542)           (111,502)
Change in unrealized appreciation/
   depreciation on investments and
   foreign currencies                         (148,631)            (67,818)
                                    --------------------------------------
Change in net assets from
   operations                                 (600,978)           (175,241)
Increase in net assets from
   capital transactions                      2,131,472           1,812,513
CHANGE IN NET ASSETS                $        1,530,494   $       1,637,272
                                    ======================================

NET ASSETS
---------------------------------------------------------------------------
Beginning of period                          1,637,272                  --
                                    --------------------------------------
End of period                       $        3,167,766   $       1,637,272
                                    ======================================
Accumulated net investment loss                (25,644)             (5,270)

(1) COMMENCEMENT OF OPERATIONS.

See Financial Notes

FINANCIAL HIGHLIGHTS -- Standard Shares

SELECTED PER SHARE DATA                                              7/1/01-6/30/02   12/20/00(1)-6/30/01
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $8.22            $10.00
Income/loss from investment operations:
   Net investment income/loss                                             (0.02)(2)          0.04(2)
   Redemption fee                                                          0.02              --
   Net realized and unrealized losses on
      investments and foreign currencies                                  (1.49)            (1.82)
                                                                        --------------------------------
Total from investment operations                                          (1.49)            (1.78)
                                                                        --------------------------------
Net asset value, end of period                                            $6.73             $8.22
                                                                        ================================
Total Return (%)                                                         (18.13)           (17.80)(3)

RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------
Net assets, end of period ($ x 1,000)                                    $3,168            $1,637
Ratio of expenses to average net assets,
   net of reimbursement (%)                                                1.85              1.85(4)
Ratio of net investment income/loss to
   average net assets (%)                                                 (0.23)             0.86(4)
Ratio of expenses to average net assets
   prior to reimbursement (%)                                              3.06             17.47(4)
Portfolio turnover rate (%)                                              158.84             39.88

(1) COMMENCEMENT OF OPERATIONS.

(2) BASED ON AVERAGE SHARES OUTSTANDING.

(3) NOT ANNUALIZED.

(4) ANNUALIZED.

CITIZENS INCOME FUND

SHARE CLASS TICKER SYMBOL:  STANDARD
                            WAIMX

MANAGER COMMENTARY

AS THE ECONOMY SLOWED APPRECIABLY IN 2001, THE FEDERAL RESERVE BANK (FED) CONTINUED TO CUT RATES AGGRESSIVELY IN THE SECOND HALF OF 2001 IN HOPES OF STIMULATING AN ECONOMIC TURNAROUND. Since December 2001, the Fed has left the Federal Funds Rate, the overnight bank lending rate, unchanged at 1.75%. The 11 rate cuts by the Fed in 2001 played a key role in the economy's emergence from recession. Nevertheless, the rapid decline in interest rates dramatically impacted the steepening of the yield curve as short-term followed by intermediate rates dropped significantly. In this environment, the Citizens Income Fund, Standard shares, returned -0.87% for the 1-year period ended June 30, 2002, lagging its benchmark, the Lehman Brothers U.S. Aggregate Index, which returned 8.63%.

In addition, since the demise of Enron, a host of factors have continued to negatively impact credit markets, including the increasing uncertainties of corporate earnings, questions about accounting practices, a slew of Securities and Exchange Commission investigations, and geo-political unrest. Despite these events, corporate issuance remained strong, as firms that were shut out of the commercial paper market flocked to longer-term bonds to finance their borrowing needs. Within this volatile environment, the strategy of the fund during the past year was to invest in the higher-quality defensive names that we believe should rebound quickly as the economy improves.

THE FUND'S PERFORMANCE BENEFITED FROM EXPOSURE TO REAL ESTATE INVESTMENT TRUSTS (REITS), HOMEBUILDERS, CONSUMER STAPLES AND CERTAIN BROKERAGES. Over the past year, strategic positions in Weingarten Realty Investors, Pulte Homes, Inc., and The Home Depot, Inc. helped the fund's performance as the housing market remained robust due to low mortgage rates and a refinancing boom. In the consumer staples and financials, the Kroger Company, Safeway Inc., Kellogg Company, and Citigroup Inc. all proved to be the high-quality, investment-grade credits people were seeking in order to ride out the turbulence in the marketplace.

THE FUND WAS HURT BY PERFORMANCE IN THE ENERGY AND TELECOMMUNICATIONS SECTORS. In energy, many of the companies we owned posted disappointing returns during the period due to the ripple effects of declining energy prices and questionable practices within the sector. Despite having exposure to companies with real assets in the form of pipelines and credible business models, the sector posted negative excess returns. Within telecommunications, continued worries about heavy debt loads and execution in a slowing economy, combined with an increasing number of bankruptcies and accounting troubles, affected bond prices and credit quality. Also, exposure to high-yield issues negatively affected performance due to liquidity concerns and credit downgrades.

WE CONTINUE TO BE OPTIMISTIC ON THE OUTLOOK FOR CORPORATE BONDS, GIVEN THEIR ATTRACTIVE VALUATIONS AND EVIDENCE THAT THE ECONOMY IS STRENGTHENING. However, volatility will continue to affect the corporate market as investors weigh the issues of heavy debt loads, accounting scandals, and weak earnings. Our focus will continue to

[SIDENOTE]

PORTFOLIO MANAGER: Susan Kelly

GOAL: Generate current income and pay a monthly dividend.

STRATEGY: Invests mainly in bonds and mortgage-backed securities.

Yield levels on most income investments continued to move lower during the course of the report period, and the fund was no exception.

be on selecting investment-grade issues in the intermediate part of the yield curve and diversifying among other fixed-income securities, including U.S. Treasuries and mortgage-backed issues, to get through these rough times.

We still believe that corporate issuance will decrease over the coming months and corporate profits will gradually improve, helping corporate spreads. Furthermore, we think the Fed will remain patient on raising rates and will wait until year-end to increase rates if the economy starts to improve over the coming months.

AVERAGE ANNUAL TOTAL RETURNS (%) as of June 30, 2002

                                                                                   SINCE
SHARES                                  1 YEAR          5 YEARS    10 YEARS      INCEPTION
------------------------------------------------------------------------------------------
STANDARD                                -0.87            4.23         5.62         5.68
                                                                                  06/10/92

PERFORMANCE OVER TIME as of June 30, 2002

THIS CHART SHOWS THE PERFORMANCE SINCE INCEPTION OF A $10,000 HYPOTHETICAL INVESTMENT IN THE FUND'S STANDARD SHARES, COMPARED WITH THE PERFORMANCE OVER THE SAME PERIOD FOR THE INDEX SHOWN.

[CHART]

                    CITIZENS INCOME FUND           LEHMAN U.S. AGGREGATE INDEX
6/10/1992                  $10,000                           $10,000
 6/1/1992                  $10,080                           $10,263
 6/1/1993                  $11,096                           $11,291
 6/1/1994                  $11,101                           $11,178
 6/1/1995                  $12,261                           $12,522
 6/1/1996                  $12,932                           $12,776
 6/1/1997                  $14,170                           $13,714
 6/1/1998                  $15,656                           $14,940
 6/1/1999                  $15,779                           $15,275
 6/1/2000                  $16,307                           $15,973
6/30/2001                  $17,591                           $17,767
6/30/2002                  $17,427                           $20,554

CITIZENS INCOME FUND: Standard shares     $17,427
LEHMAN BROTHERS U.S. AGGREGATE INDEX      $20,554

ALL INDEX AND FUND PERFORMANCE FIGURES ASSUME REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. INDEX RESULTS DO NOT INCLUDE COSTS OF INVESTING, WHICH WOULD LOWER PERFORMANCE. THE INDEX IS UNMANAGED AND YOU CANNOT INVEST IN IT DIRECTLY. PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE RESULTS. RETURNS REFLECT EXPENSE REIMBURSEMENTS/WAIVERS PREVIOUSLY IN EFFECT, WITHOUT WHICH RETURNS WOULD HAVE BEEN LOWER. WHEN YOU SELL YOUR FUND SHARES, THEY MAY BE WORTH MORE OR LESS THAN WHAT YOU PAID FOR THEM.

THE LEHMAN BROTHERS U.S. AGGREGATE INDEX IS AN UNMANAGED INDEX OF TAXABLE, INVESTMENT GRADE FIXED-INCOME SECURITIES, INCLUDING GOVERNMENT, CORPORATE, MORTGAGE AND ASSET-BACKED SECURITIES.

INFORMATION CONTAINED IN THE MANAGER COMMENTARY IS NOT AUDITED AND THEREFORE EXCLUDED FROM THE REPORT OF INDEPENDENT ACCOUNTANTS.

PORTFOLIO HOLDINGS -- As of June 30, 2002 ($ x 1,000)

SECURITY
  RATE, MATURITY DATE                 PRINCIPAL ($)    VALUE ($)
----------------------------------------------------------------
CORPORATE BONDS - 76.6%

AIRLINES - 0.8%
Southwest Airlines Co.,
   6.50%, 03/01/12                        500              516

AUTOMOBILE MANUFACTURING - 2.8%
Ford Motor Co.,
   7.45%, 07/16/31                      2,000            1,862

BANKS - 4.6%
Bank One Corp.,
   5.90%, 11/15/11                      2,000            1,999
Sovereign Bancorp, Inc.,
   10.50%, 11/15/06                     1,000            1,100
                                                       -------
                                                         3,099
BROADCASTING - 6.8%
Chancellor Media Corp.,
   8.75%, 06/15/07                      1,000            1,000
   8.00%, 11/01/08                        500              495
Comcast Corp.,
   7.60%, 04/15/08                        750              782
Cox Communications, Inc.,
   6.75%, 03/15/11                      1,000              892
Rogers Communications, Inc.,
   9.10%, 01/15/06                        500              460
Univison Communications, Inc.,
   7.85%, 07/15/11                      1,000            1,041
                                                       -------
                                                         4,670
COMMERCIAL SERVICES - 1.4%
United Rentals, Inc., Series B,
   9.50%, 06/01/08                        900              914

COMPUTERS - 1.6%
Computer Sciences Corp.,
   7.40%, 06/15/11                      1,000            1,093

CONSUMER FINANCE - 4.2%
American Express Co.,
   5.50%, 09/12/06                      2,000            2,069
Countrywide Capital,
   5.25%, 06/15/04                        500              514
   8.00%, 12/15/26                        250              258
                                                       -------
                                                         2,841
DATA PROCESSING - MANAGEMENT - 1.5%
First Data Corp.,
   5.60%, 11/01/11                      1,000              996

ENERGY & UTILITIES - 4.9%
Calpine Corp.,
   8.60%, 08/15/10                      1,000              650
El Paso Corp.,
   7.90%, 06/15/12                      1,000            1,007
Williams Cos., Inc.,
   7.10%, 09/01/11                      2,000            1,619
                                                       -------
                                                         3,276
ENTERTAINMENT - 3.0%
AOL Time Warner, Inc.,
   6.75%, 04/15/11                        500              460
   9.10%, 01/15/13                      1,400            1,550
                                                       -------
                                                         2,010
FINANCIAL - DIVERSIFIED - 4.0%
Citigroup, Inc.,
   7.25%, 10/01/10                      1,000            1,089
   6.50%, 01/18/11                      1,000            1,040
Credit Suisse First Boston,
   7.90%, 05/29/49                        500              542
                                                       -------
                                                         2,671

FOODS - 4.8%
Kellogg Co.,
   7.45%, 04/01/31                      2,000            2,198
PepsiAmericas, Inc.,
   5.95%, 02/15/06                      1,000            1,038
                                                       -------
                                                         3,236
HOME BUILDING - 4.6%
Pulte Corp.,
   8.10%, 03/01/11                      2,000            2,107
Toll Corp.,
   8.75%, 11/15/06                      1,000            1,015
                                                       -------
                                                         3,122
HOTELS - 3.1%
Marriott International,
   7.00%, 01/15/08                      2,000            2,098

INSURANCE - 1.5%
Ace Ltd.,
   6.00%, 04/01/07                      1,000            1,034

INVESTMENT BANKING & BROKERAGE - 6.0%
The Goldman Sachs
   Group, Inc.,
   6.60%, 01/15/12                      2,000            2,037
Lehman Bros. Holdings, Inc.,
   6.60%, 01/18/12                      2,000            2,028
                                                       -------
                                                         4,065
REAL ESTATE - 4.0%
Archstone Communities Trust,
   7.90%, 02/15/16                        500              536
Property Trust of America,
   6.90%, 02/15/08                        750              791
Weingarten Realty Investors,
   6.90%, 06/25/27                      1,300            1,382
                                                       -------
                                                         2,709
RETAIL - 17.0%
Home Depot, Inc.,
   5.40%, 04/01/06                      2,000            2,073
Kroger Co.,
   6.80%, 04/01/11                      1,000            1,041
   6.75%, 04/15/12                      1,000            1,035
McDonald's Corp.,
   5.40%, 04/30/07                      2,000            2,071
Safeway, Inc.,
   7.50%, 09/15/09                      1,000            1,104
   6.50%, 03/01/11                      1,000            1,030
Target Corp.,
   7.00%, 07/15/31                      1,000            1,058
Tricon Global Restaurants,
   8.90%, 04/15/11                      2,000            2,121
                                                       -------
                                                        11,533
                                                       -------
TOTAL CORPORATE BONDS                                   51,745
Cost: $50,791

U.S. GOVERNMENT AGENCY OBLIGATIONS - 12.0%

FEDERAL HOME LOAN
MORTGAGE CORPORATION - 3.0%
   6.00%, 05/25/12                      2,000            2,018

FEDERAL NATIONAL MORTGAGE
ASSOCIATION - 9.0%
   5.25%, 06/15/06                      2,000            2,081
   6.50%, 02/01/32                      3,911            3,994
                                                       -------
                                                         6,075
                                                       -------
TOTAL U.S. GOVERNMENT
AGENCY OBLIGATIONS                                       8,093
Cost: $7,926

U.S. TREASURY NOTES - 6.0%
   4.40%, 05/15/07                      2,000            2,028
   5.00%, 08/15/11                      1,000            1,014
   5.40%, 02/15/31                      1,000              979
                                                       -------
Cost: $4,017                                             4,021

MUNICIPAL NOTES - 1.6%

Government of Quebec,
   6.10%, 01/22/11                      1,000            1,050
Cost: $991

See Financial Notes

SECURITY
  RATE, MATURITY DATE                 PRINCIPAL ($)    VALUE ($)
----------------------------------------------------------------
REPURCHASE AGREEMENTS - 1.0%

Fifth Third Bank, Inc.,
1.87%, 07/01/02
(COLLATERALIZED BY FEDERAL
HOUSING ADMINISTRATION
SECURITY)                                 683              683
Cost: $683                                             -------


TOTAL INVESTMENTS - 97.2%                              $65,592
Cost: $64,408(a)

PERCENTAGES INDICATED ARE BASED ON NET ASSETS OF $67,488.

(a) COST FOR FEDERAL INCOME TAX PURPOSES AND FINANCIAL REPORTING PURPOSES IS THE SAME AND DIFFERS FROM VALUE BY NET UNREALIZED APPRECIATION OF SECURITIES AS FOLLOWS:

     UNREALIZED APPRECIATION            $ 2,233
     UNREALIZED DEPRECIATION             (1,049)
     ------------------------------------------
     NET UNREALIZED APPRECIATION        $ 1,184

STATEMENT OF ASSETS AND LIABILITIES -- As of June 30, 2002

ASSETS
------------------------------------------------------------------------------
Investments, at value (cost $64,408,284)                  $     65,592,218
Receivables:
   Interest and dividends                                        1,175,796
   Investments sold                                              2,135,306
Prepaid expenses                                                     1,466
                                                          ----------------
Total assets                                                    68,904,786

LIABILITIES
------------------------------------------------------------------------------
Payables:
   Dividends to shareholders                                       308,809
   Investments purchased                                         1,023,280
   Investment management fees                                       18,514
   Administrative fees                                               3,689
   Shareholder service fees                                          2,584
   Distribution expenses                                             7,121
   Other accrued expenses                                           52,762
                                                          ----------------
Total liabilities                                                1,416,759
                                                          ----------------
NET ASSETS (TOTAL ASSETS MINUS TOTAL LIABILITIES)         $     67,488,027
                                                          ================
NET ASSETS
------------------------------------------------------------------------------
BY TYPE
Paid-in capital                                           $     75,006,537
Accumulated net investment loss                                     (3,553)
Accumulated net realized losses on investments                  (8,698,891)
Net unrealized appreciation on investments                       1,183,934
                                                          ----------------
                                                          $     67,488,027
                                                          ================

BY SHARE CLASS
Standard Shares:
   Net assets                                             $     67,488,027
   Number of shares outstanding                                  7,015,351
   Net asset value, offering and redemption
      price per share                                     $           9.62

STATEMENT OF OPERATIONS

INVESTMENT INCOME                                           7/1/01-6/30/02
------------------------------------------------------------------------------
Interest                                                 $       5,191,576
Dividend                                                           125,630
                                                         -----------------
Total investment income                                          5,317,206

EXPENSES
------------------------------------------------------------------------------
Investment management fees                                         483,055
Administrative fees                                                 75,839
Distribution expenses                                              185,790
Shareholder service fees                                            34,324
Transfer agent fees                                                133,690
Accounting expenses                                                 33,923
Custody expenses                                                    14,612
Trustee expenses                                                     7,160
Other expenses                                                      58,917
                                                         -----------------
Net expenses                                                     1,027,310
NET INVESTMENT INCOME                                    $       4,289,896
                                                         =================

REALIZED AND UNREALIZED GAINS/LOSSES ON INVESTMENTS
------------------------------------------------------------------------------
Realized losses on investments                           $      (7,467,992)
Change in unrealized appreciation/depreciation
   on investments                                                2,469,102
                                                         -----------------
Net realized and unrealized losses on investments        $      (4,998,890)
CHANGE IN NET ASSETS FROM OPERATIONS                     $        (708,994)
                                                         =================

STATEMENT OF CHANGES IN NET ASSETS

OPERATIONS                              7/1/01-6/30/02      7/1/00-6/30/01
-------------------------------------------------------------------------------
Net investment income               $        4,289,896   $       4,341,651
Realized losses on investments              (7,467,992)           (797,240)
Change in unrealized appreciation/
   depreciation on investments               2,469,102           1,339,273
                                    --------------------------------------
Change in net assets
   from operations                            (708,994)          4,883,684

DIVIDENDS TO SHAREHOLDERS
-------------------------------------------------------------------------------
From net investment income                  (4,272,706)         (4,472,803)
From net realized gains
   on investments                                   --             (26,275)
                                    --------------------------------------
Total dividends                             (4,272,706)         (4,499,078)
Increase in net assets from
   capital transactions                        830,365           9,419,256
CHANGE IN NET ASSETS                $       (4,151,335)  $       9,803,862
                                    ======================================
NET ASSETS
-------------------------------------------------------------------------------
Beginning of period                         71,639,362          61,835,500
                                    --------------------------------------
End of period                       $       67,488,027   $      71,639,362
                                    ======================================

Accumulated net investment
   loss                                         (3,553)             (3,288)

See Financial Notes

FINANCIAL HIGHLIGHTS -- Standard Shares

SELECTED PER SHARE DATA                    7/1/01-6/30/02    7/1/00-6/30/01    7/1/99-6/30/00    7/1/98-6/30/99    7/1/97-6/30/98
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period       $        10.28    $        10.20    $        10.51    $        11.03    $        10.56
Income/loss from investment operations:
   Net investment income                             0.58              0.68              0.65              0.59              0.60
   Net realized and unrealized
      gains/losses on investments                   (0.66)             0.10             (0.32)            (0.50)             0.49
                                           --------------------------------------------------------------------------------------
Total from investment operations                    (0.08)             0.78              0.33              0.09              1.09
Less dividends to shareholders:
   From net investment income                       (0.58)            (0.70)            (0.63)            (0.59)            (0.60)
   From net realized gains                            --                -- (1)          (0.01)            (0.02)            (0.02)
                                           --------------------------------------------------------------------------------------
Total dividends                                     (0.58)            (0.70)            (0.64)            (0.61)            (0.62)
                                           --------------------------------------------------------------------------------------
Net asset value, end of period             $         9.62    $        10.28    $        10.20    $        10.51    $        11.03
                                           ======================================================================================
Total Return (%)                                    (0.87)             7.87              3.35              0.78             10.49

RATIOS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ x 1,000)      $       67,488    $       71,639    $       61,836    $       62,837    $       51,366
Ratio of expenses to average net assets,
   net of reimbursement (%)                          1.38              1.40              1.45              1.45              1.74
Ratio of net investment income to average
   net assets (%)                                    5.77              6.55              6.34              5.50              5.55
Ratio of expenses to average net assets
   prior to reimbursement (%)                        1.38              1.48              1.47              1.49              1.86
Portfolio turnover rate (%)                         54.05             60.53             52.96             44.07             80.14

(1)  LESS THAN $0.005 PER SHARE.

CITIZENS MONEY MARKET FUND

SHARE CLASS TICKER SYMBOLS:     STANDARD   INSTITUTIONAL
                                WKAXX      WAIXX

MANAGER COMMENTARY

DURING THE SECOND HALF OF 2001, THE FEDERAL RESERVE (FED) CONTINUED TO CUT SHORT-TERM INTEREST RATES IN AN ATTEMPT TO HELP STIMULATE THE ECONOMY OUT OF ITS RECESSION. Over this 6-month time period, the Fed lowered rates from 3.50% to 1.75% -- the lowest rates have been in over 40 years. This added to the already generous liquidity previously in place. Within this environment, the 7-day yield on the Citizens Money Market Fund, Standard shares, dropped from 3.35% on June 30, 2001, to 1.24% on December 31, 2001.

MOVING INTO EARLY 2002, IT BECAME INCREASINGLY EVIDENT THAT THE FED'S AGGRESSIVE CENTRAL BANK POLICY RESPONSE SUCCESSFULLY SWUNG THE ECONOMY OUT OF PERIL. Concern instead shifted to the potential for above-trend growth. By early January, money market yields began to rise to reflect the significantly improved economic outlook. Expectations also shifted in anticipation of an early start to the Fed's pending tightening cycle.

Nevertheless, the Fed has remained cautious and has kept the Federal funds rate steady despite encouraging economic signs of continued strength in consumer spending, a strong housing market, and unemployment levels beginning to plateau.

The fund's strategy during the year ended June 30, 2002, was to take advantage of higher-quality issues in the commercial paper market in order to avoid the mishaps that were occurring because of accounting irregularities.

Initially, the fund had shortened its average maturity versus its peers early in the third quarter of 2001. Subsequently, we adjusted this strategy, as the Fed continued to lower interest rates further and provide additional liquidity to help bolster the financial markets. The fund pursued a campaign of lengthening its average maturity versus its peers, seeking out longer-dated issues -- 60 to 90 days -- to provide additional income opportunities for the fund. The average maturity of the fund was 58 days on June 30, 2002.

[SIDENOTE]

PORTFOLIO MANAGER: Susan Kelly

GOAL: Current income consistent with safety and liquidity.

STRATEGY: Invests exclusively in money market instruments.

We believe the Fed will continue to hold interest rates steady as long as inflation remains under control, excess capacity works its way through the system, and the U.S. dollar remains relatively strong.

LOOKING AHEAD, WE BELIEVE THE FED WILL REMAIN PATIENT ON RAISING RATES AND WILL WAIT UNTIL YEAR-END TO INCREASE RATES IF THE ECONOMY STARTS TO IMPROVE OVER THE COMING MONTHS. As the economy and corporate earnings continue to improve, and if rates rise, we should see higher yield opportunities develop in the commercial paper market. Within this environment, we will remain cautious and invest in what we believe to be the highest-quality and the best-yielding instruments.

AVERAGE ANNUAL TOTAL RETURNS (%) as of June 30, 2002

                                                                                   SINCE
SHARES                                  1 YEAR          5 YEARS    10 YEARS      INCEPTION
---------------------------------------------------------------------------------------------
STANDARD                                 1.71            4.03         3.84          3.98*
                                                                                  01/01/91

INSTITUTIONAL                            1.97            4.44          N/A          4.57
                                                                                  02/01/96

*THE INCEPTION DATE FOR THE CITIZENS MONEY MARKET FUND, STANDARD SHARES, IS AUGUST 30, 1983. COMPLETE DATA FOR PERIODS PRIOR TO 1991 IS NOT AVAILABLE.

ALL PERFORMANCE FIGURES ASSUME REINVESTMENT OF DIVIDENDS. PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE RESULTS. WHEN YOU SELL YOUR FUND SHARES, THEY MAY BE WORTH MORE OR LESS THAN WHAT YOU PAID FOR THEM.

INVESTMENTS IN THE CITIZENS MONEY MARKET FUND ARE NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

INFORMATION CONTAINED IN THE MANAGER COMMENTARY IS NOT AUDITED AND THEREFORE EXCLUDED FROM THE REPORT OF INDEPENDENT ACCOUNTANTS.

PORTFOLIO HOLDINGS -- As of June 30, 2002  ($ x 1,000)

SECURITY
  RATE, MATURITY DATE                            PRINCIPAL ($)    VALUE ($)
---------------------------------------------------------------------------
COMMERCIAL PAPER - 65.2%

Allstate Corp.,
   1.75%, 07/01/02                                   3,925           3,925
American General
   Finance Corp.,
   1.80%, 07/09/02                                   4,000           3,998
Atlantis One Funding Corp.,
   1.97%, 08/01/02                                   6,500           6,488
Blue Ridge Asset,
   1.79%, 07/18/02                                   3,935           3,932
Centric Capital Corp.,
   1.90%, 07/31/02                                   2,048           2,045
Cooperative Association
   of Tractor Dealers,
   1.80%, 07/02/02                                   3,500           3,500
Galaxy Funding, Inc.,
   1.80%, 08/07/02                                   5,094           5,085
The Gillette Co.,
   1.93%, 07/01/02                                   5,154           5,154
Home Depot, Inc.,
   1.97%, 11/18/02                                   5,000           4,962
ING America Insurance,
   2.16%, 09/17/02                                   4,719           4,697
International Business
   Machines Corp.,
   2.15%, 09/18/02                                   5,797           5,770
JP Morgan Chase,
   1.95%, 08/05/02                                   3,072           3,066
Marsh and McLennan,
   Cos., Inc.,
   1.83%, 09/09/02                                   6,000           5,979
McGraw-Hill Cos., Inc.,
   2.20%, 09/26/02                                   6,000           5,968
Mid States Federal
   Credit Union Corp.,
   1.78%, 07/11/02                                   5,000           4,998
Stellar Funding Group, Inc.,
   1.98%, 09/26/02                                   2,500           2,488
   2.18%, 10/28/02                                   4,500           4,468
Toronto Dominion Bank,
   1.94%, 09/30/02                                   5,475           5,447
Verizon Global (Bell
   Atlantic Financial Service),
   1.95%, 10/17/02                                   3,390           3,370
                                                                  --------
TOTAL COMMERCIAL PAPER                                              85,340
Cost: $85,340

CERTIFICATES OF DEPOSIT - 14.8%

Abbey National Bank,
   2.00%, 10/15/02                                  6,000            6,000
City National Bank of
   New Jersey,
   1.70%, 09/18/02(a)                                 100              100
Independence Federal
   Savings Bank,
   2.30%, 09/28/02(a)                                 100              100
Mercantile Safe Deposit
   and Trust,
   2.00%, 12/09/02                                  5,000            5,000
Self Help Credit Union,
   1.74%, 09/14/02(a)                                 100              100
South Shore Bank
   of Chicago,
   1.75%, 09/18/02(a)                                 100              100
UBS Finance Corp.,
   3.81%, 07/29/02                                  5,000            5,000
Wilmington Trust Corp.,
   2.04%, 11/01/02                                  3,000            3,000
                                                                  --------
TOTAL CERTIFICATES OF DEPOSIT                                       19,400
Cost: $19,400

MUNICIPAL NOTES - 2.9%

Los Angeles
   California Community
   Redevelopment Agency,                              300              300
   1.95%, 12/01/18(b)
New York State Housing
   Finance Agency,                                  3,500            3,500
   1.85%, 11/15/29(b)
                                                                  --------
TOTAL MUNICIPAL NOTES                                                3,800
Cost: $3,800

CORPORATE BONDS - 11.0%

Bear Stearns Co.,
   1.84%, 03/21/03(b)                               5,000            5,000
Merrill Lynch & Co.,
   1.82%, 03/05/03(b)                               5,000            5,000
Pelican Capital LLC,
   2.15%, 04/01/28(b)                                 595              595
Redding Life Care LLC,
   1.85%, 10/01/05(b)                               3,800            3,800
                                                                  --------
TOTAL CORPORATE BONDS                                               14,395
Cost: $14,395

U.S. GOVERNMENT AGENCY OBLIGATIONS - 4.6%

STUDENT LOAN MARKETING ASSOCIATION - 4.6%
   1.74%, 11/21/02                                  6,000            6,000
                                                                  --------
Cost: $6,000

TOTAL INVESTMENTS - 98.5%                                         $128,935
Cost: $128,935(c)

PERCENTAGES INDICATED ARE BASED ON NET ASSETS OF $130,810.

(a)  RESTRICTED FROM RESALE.

(b) VARIABLE RATE SECURITY. THE RATE PRESENTED REPRESENTS THE RATE IN EFFECT AT JUNE 30, 2002.

(c) REPRESENTS COST AND VALUE FOR FINANCIAL REPORTING AND FEDERAL INCOME TAX PURPOSES.

See Financial Notes

STATEMENT OF ASSETS AND LIABILITIES -- As of June 30, 2002

ASSETS
-------------------------------------------------------------------------------
Investments, at value (cost $128,935,235)                $     128,935,235
Cash                                                             1,784,133
Receivables:
   Interest                                                        267,037
   Prepaid expenses                                                 16,060
                                                         -----------------
Total assets                                                   131,002,465

LIABILITIES
-------------------------------------------------------------------------------
Payables:
   Dividends to shareholders                                       106,223
   Investment management fees                                       18,885
   Administrative fees                                               7,026
   Shareholder service fees                                          5,971
   Other accrued expenses                                           54,187
                                                         -----------------
Total liabilities                                                  192,292
                                                         -----------------
NET ASSETS (TOTAL ASSETS MINUS TOTAL LIABILITIES)        $     130,810,173
                                                         =================

NET ASSETS
-------------------------------------------------------------------------------
BY TYPE
Paid-in capital                                          $     130,819,256
Accumulated net realized losses on investments                      (9,083)
                                                         -----------------
                                                         $     130,810,173
                                                         =================

BY SHARE CLASS
Standard Shares:
   Net assets                                            $     114,270,717
   Number of shares outstanding                                114,344,046
   Net asset value, offering and redemption
      price per share                                    $            1.00
Institutional Shares:
   Net assets                                            $      16,539,456
   Number of shares outstanding                                 16,541,250
   Net asset value, offering and redemption
      price per share                                    $            1.00

STATEMENT OF OPERATIONS

INVESTMENT INCOME                                           7/1/01-6/30/02
-------------------------------------------------------------------------------
Interest                                                 $       3,931,121

EXPENSES
-------------------------------------------------------------------------------
Investment management fees                                         522,807
Administrative fees                                                155,280
Shareholder service fees:
   Standard shares                                                  89,327
   Institutional shares                                                553
Transfer agent fees:
   Standard shares                                                 261,823
   Institutional shares                                             12,982
Accounting expenses                                                 50,895
Custody expenses                                                    13,753
Trustee expenses                                                    16,394
Other expenses                                                     169,484
                                                         -----------------
Net expenses                                                     1,293,298
NET INVESTMENT INCOME                                    $       2,637,823
                                                         =================
CHANGE IN NET ASSETS FROM OPERATIONS                     $       2,637,823
                                                         =================

STATEMENT OF CHANGES IN NET ASSETS

OPERATIONS                              7/1/01-6/30/02      7/1/00-6/30/01
-------------------------------------------------------------------------------
Net investment income               $        2,637,823   $       7,275,997
                                    --------------------------------------
Change in net assets
   from operations                           2,637,823           7,275,997

DIVIDENDS TO SHAREHOLDERS
-------------------------------------------------------------------------------
From net investment income:
   Standard shares                          (2,026,320)         (5,930,489)
   Institutional shares                       (602,601)         (1,363,493)
                                    --------------------------------------
Total dividends                             (2,628,921)         (7,293,982)
Increase/decrease in net assets
   from capital transactions               (13,884,963)          8,633,649
CHANGE IN NET ASSETS                $      (13,876,061)  $       8,615,664
                                    ======================================

NET ASSETS
-------------------------------------------------------------------------------
Beginning of period                        144,686,234         136,070,570
                                    --------------------------------------
End of period                       $      130,810,173   $     144,686,234
                                    ======================================

FINANCIAL HIGHLIGHTS -- Standard Shares

SELECTED PER SHARE DATA                    7/1/01-6/30/02    7/1/00-6/30/01    7/1/99-6/30/00    7/1/98-6/30/99    7/1/97-6/30/98
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period       $         1.00    $         1.00    $         1.00    $         1.00    $         1.00
Income from investment operations:
   Net investment income                             0.02              0.05              0.05              0.04              0.05
Less dividends to shareholders:
   From net investment income                       (0.02)            (0.05)            (0.05)            (0.04)            (0.05)
                                           ----------------------------------------------------------------------------------------
Net asset value, end of period             $         1.00    $         1.00    $         1.00    $         1.00    $         1.00
                                           ========================================================================================
Total Return (%)                                     1.71              5.23              4.67              4.07              4.54

RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ x 1,000)      $      114,271    $      117,211    $      112,700    $      105,740    $      103,597
Ratio of expenses to average net assets,
   net of reimbursement (%)                          0.92              0.89              1.17              1.19              1.21
Ratio of net investment income to average
   net assets (%)                                    1.72              5.08              4.59              4.00              4.46
Ratio of expenses to average net assets
   prior to reimbursement (%)                        0.92              0.89              1.18              1.24              1.23

FINANCIAL HIGHLIGHTS -- Institutional Shares

SELECTED PER SHARE DATA                    7/1/01-6/30/02    7/1/00-6/30/01    7/1/99-6/30/00    7/1/98-6/30/99    7/1/97-6/30/98
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period       $         1.00    $         1.00    $         1.00    $         1.00    $         1.00
Income from investment operations:
   Net investment income                             0.02              0.05              0.05              0.05              0.05
Less dividends to shareholders:
   From net investment income                       (0.02)            (0.05)            (0.05)            (0.05)            (0.05)
                                           ----------------------------------------------------------------------------------------
Net asset value, end of period             $         1.00    $         1.00    $         1.00    $         1.00    $         1.00
                                           ========================================================================================
Total Return (%)                                     1.97              5.43              5.04              4.58              5.23

RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ x 1,000)      $       16,539    $       27,475    $       23,370    $       22,464    $       18,178
Ratio of expenses to average net assets,
   net of reimbursement (%)                          0.67              0.70              0.81              0.70              0.56
Ratio of net investment income to average
   net assets (%)                                    1.95              5.22              4.93              4.47              5.11
Ratio of expenses to average net assets
   prior to reimbursement (%)                        0.67              0.70              0.82              0.70              0.56

See Financial Notes

Financial Notes

ORGANIZATION

Citizens Funds (the "Trust"), a Massachusetts business trust, is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust contains the following funds (individually a "fund", collectively the "funds"):


           SHORT NAME
--------------------------------------
CITIZENS CORE GROWTH FUND
           Core Growth Fund

CITIZENS EMERGING GROWTH FUND
           Emerging Growth Fund

CITIZENS SMALL CAP CORE GROWTH FUND
           Small Cap Core Growth Fund

CITIZENS GLOBAL EQUITY FUND
           Global Equity Fund

CITIZENS INTERNATIONAL GROWTH FUND
           International Growth Fund

CITIZENS INCOME FUND
           Income Fund

CITIZENS MONEY MARKET FUND
           Money Market Fund

Financial statements are published separately for the Citizens Value Fund, a separate fund of the Trust.

The funds are authorized to issue an unlimited number of shares of beneficial interest with no par value. The Core Growth Fund, Emerging Growth Fund and Global Equity Fund currently offer three classes of shares: Standard shares, Institutional shares and Administrative shares. The Money Market Fund offers two classes of shares: Standard shares and Institutional shares. The Small Cap Core Growth Fund, International Growth Fund and Income Fund offer one class of shares: Standard shares. Each class of shares in the funds has identical rights and privileges except with respect to fees paid under class specific agreements, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

SECURITIES VALUATION Equity securities are valued at the last sale price on the primary exchange on which such securities are traded or on the principal over-the-counter market on which such securities are traded, as of the close of business on the day the securities are valued, or lacking any sales, at the last available bid price for domestic securities and halfway between the bid and ask price for international securities. Fixed-income investments generally are valued at the bid price for securities. Securities may also be valued on the basis of valuations furnished by a pricing service that uses both dealer-supplied valuations and valuations based upon analysis of market data or other factors if these valuations are believed to more accurately reflect the fair value of such securities. Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sales) are valued at fair value, using procedures determined in good faith by the Board of Trustees.

Short-term securities maturing within 60 days and investments of the Money Market Fund are valued at amortized cost, which approximates fair value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant (straight-line) basis to the maturity of the security.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on the identified cost basis, unless otherwise specified. Interest income is recorded on an accrual basis and includes, where applicable, the amortization or accretion of a premium or discount. Dividend income is recorded on the ex-dividend date.

FOREIGN CURRENCY TRANSLATION The accounting records of the funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current rate of exchange. Purchases and sales of securities, and income and expenses are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. The changes in foreign exchange rates on investments are not isolated on the Statement of Operations. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

FOREIGN CURRENCY CONTRACTS The Global Equity Fund and International Growth Fund use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract's terms. The U.S. dollar value of foreign currency contracts is determined using the contractual currency exchange rates established at the time of each trade.

REPURCHASE AGREEMENTS The funds may acquire repurchase agreements with an entity which is a member of the Federal Reserve System collateralized by instruments issued by the U.S. Government, its agencies or instrumentalities. The repurchase price generally equals the price paid by a fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying securities. It is the funds' policy to receive collateral securities of which the value, including accrued interest, is at least equal to 102% of the amount to be repaid to the funds under each agreement at its maturity. Collateral subject to repurchase agreements is held by the funds' custodian or another qualified custodian.

RESTRICTED SECURITIES The funds are permitted to invest in privately placed securities. These securities may be resold in transactions exempt from registration, or to the public, if the securities are registered under the Securities Act of 1933. Disposal of these securities may involve time-consuming negotiations and expense, and the prompt sale at an acceptable price may be difficult. Restricted securities (excluding Rule 144A issues) are valued at their fair value in good faith under procedures approved by the Board of Trustees. Restricted securities held by the funds at the end of the period are presented in the funds' portfolio holdings.

REDEMPTION FEE Effective May 6, 2002, the Global Equity and International Growth Funds charge a redemption fee of 2% (paid to the funds) with respect to shares of those funds redeemed within 60 days of purchase. The fee does not apply to shares purchased through the reinvestment of dividends or other distributions, redemptions by the funds of accounts below minimum balances, redemptions due to shareholder death or disability, or certain omnibus accounts or retirement plans. For the period ended June 30, 2002, the Global Equity and International Growth Funds collected $96,427 and $8,636 in redemption fees, respectively. These fees are included in the "increase/decrease in net assets from capital transactions" amounts in the Statement of Changes in Net Assets.

DIVIDENDS TO SHAREHOLDERS The Core Growth Fund, Emerging Growth Fund, Small Cap Core Growth Fund, Global Equity Fund and the International Growth Fund declare and distribute dividends from net investment income, if any, to shareholders annually. The Income Fund declares and distributes dividends from net investment income to shareholders monthly. Dividends from net investment income for the Money Market Fund are declared daily and paid monthly. The funds' net realized gains, if any, are distributed to shareholders at least annually.

Additional dividends may also be paid to the funds' shareholders to the extent necessary to avoid federal excise tax on certain undistributed income and net realized gains.

The amount of dividends from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclassification of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified to capital; temporary differences do not require reclassification.

FEDERAL INCOME TAXES Each fund is a separate taxable entity for federal tax purposes. Each fund has qualified and intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended and distributes substantially all of its taxable net investment income and net realized gains, if any, to their shareholders.

FEES AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT MANAGEMENT FEE Citizens Advisers, Inc. (the "Adviser") serves as Adviser to each of the funds. Under the terms of the management contract, the Adviser is paid a fee that is computed daily based on an annual rate for each fund's average daily net assets. Those rates are as follows:

                                  FEE RATE
--------------------------------------------
CORE GROWTH FUND                    0.50%

EMERGING GROWTH FUND                1.00%

SMALL CAP CORE GROWTH FUND          0.50%

GLOBAL EQUITY FUND                  1.00%

INTERNATIONAL GROWTH FUND           1.05%

INCOME FUND                         0.65%

MONEY MARKET FUND                   0.35%

State Street Global Advisors Funds Manage-ment, Inc. serves as the Sub-Adviser for the Global Equity Fund and International Growth Fund. For its services, the Sub-Adviser receives a fee computed daily based on an annual rate for each funds' average daily net assets, paid by the Adviser as follows:

           FEE RATE
-----------------------------------------------
GLOBAL EQUITY FUND
           0.35% of the first $500 million
           0.25% thereafter

INTERNATIONAL GROWTH FUND
           0.40% of the first $500 million
           0.30% thereafter

DISTRIBUTION FEE Citizens Securities, Inc. (the "Distributor") is a wholly owned subsidiary of the Adviser and serves as the funds' Distributor. Pursuant to Rule 12b-1 under the 1940 Act, the Trust's shareholders have adopted a separate distribution plan with respect to the funds' Standard and Administrative shares pursuant to which the funds, except the Money Market Fund, compensate the Distributor for services in an amount equal to 0.25% of average annual net assets.

ADMINISTRATIVE AND SHAREHOLDER SERVICE FEES The Adviser, with whom certain officers and a trustee are affiliated, performs administrative duties for the Trust under a separate administrative contract, which provides for the reimbursement of out of pocket expenses as well as fees for services rendered. In accordance with the terms of the administrative contract, fees and expenses are accrued daily based on average daily net assets of each fund at the annual rate of 0.10%.

In addition, Citizens Securities, Inc., a wholly owned subsidiary of the Adviser, provides a number of administrative services to the Trust relating primarily to shareholder services and communications, and is paid an account fee for providing such services and communications for each of the individual funds with the exception of the Core Growth Fund, Standard shares. The Core Growth Fund, Standard shares, may be charged a shareholder service fee of up to 0.35% based on the average daily net assets of the class. For the year ended June 30, 2002, a fee of 0.25% was charged.

TRANSFER AGENCY, FUND ACCOUNTING AND CUSTODY BISYS Fund Services Ohio, Inc. provides transfer agency and fund accounting services to the funds pursuant to certain fee arrangements. Fifth Third Bank acts as custodian for the funds. Custody expenses may be incurred or offset from fees or credits arising from cash balances maintained on deposit.

Transfer agent fees also include the cost of services rendered by third parties to provide sub-transfer agency services.

TRUSTEE FEES Certain officers and trustees of the Trust are "interested persons," as defined in the 1940 Act, of the Adviser. Currently, each Trustee who is not an "interested person", receives an annual retainer of $12,000 and $1,250 for each day's attendance at a Trustee meeting. The independent trustees have elected a Lead Independent Trustee who receives an annual retainer of $17,000 and committee chairs for the Audit Committee and the Social Responsibility Committee who receive an annual retainer of $14,500.

EXPENSE ALLOCATION Expenses directly attributable to a fund are charged to that fund. Expenses not directly attributable to a fund are allocated proportionately among various or all funds within the Trust in relation to the net assets of each fund or on another reasonable basis. Expenses specific to a class are charged to that class.

FEE REDUCTIONS AND REIMBURSEMENTS The Adviser agreed to limit the total expenses, exclusive of taxes, brokerage commissions and extraordinary expenses for certain classes of the funds for the fiscal year ended June 30, 2002, to the extent they exceeded the following limits:

                                       EXPENSE
           CLASS                      LIMITATION
-------------------------------------------------------
CORE GROWTH FUND
           Standard                 1.34%
           Institutional            0.68%
           Administrative           0.94%

EMERGING GROWTH FUND
           Institutional            1.30%
           Administrative           1.55%

SMALL CAP CORE GROWTH FUND
           Standard                 1.34%

GLOBAL EQUITY FUND
           Standard                 2.05%
           Institutional            1.39%
           Administrative           1.68%

INTERNATIONAL GROWTH FUND
           Standard                 1.85%

INCOME FUND
           Standard            1.40% of the first $100
                               million of assets and
                               1.25% thereafter

MONEY MARKET FUND

           Standard            1.50% of the first $40
                               million of assets and
                               1.00% thereafter

In addition, the Adviser voluntarily waived 0.10% of its fee for the Emerging Growth Fund when the fund's monthly average net assets exceeded $100 million.

INVESTMENT TRANSACTIONS

The following summarizes purchases and sales of investment securities, other than short-term investments, by fund for the year ended June 30, 2002:

           PURCHASES                    SALES
--------------------------------------------------
CORE GROWTH FUND
           $ 380,240,937           $ 405,605,864

EMERGING GROWTH FUND
             485,593,702             517,987,368

SMALL CAP CORE GROWTH FUND
              52,045,400              48,468,730

GLOBAL EQUITY FUND
             245,008,476             284,951,475

INTERNATIONAL GROWTH FUND
               6,247,442               4,152,183
INCOME FUND
              38,912,389              39,022,998

CAPITAL SHARES

At June 30, 2002, there were an unlimited amount of shares of beneficial interest authorized, at no par value. Transactions in capital shares of the funds are as follows:

                                       CORE GROWTH FUND                EMERGING GROWTH FUND         SMALL CAP CORE GROWTH FUND
                               -------------------------------   -------------------------------  --------------------------------
                               7/1/01-6/30/02   7/1/00-6/30/01   7/1/01-6/30/02   7/1/00-6/30/01  7/1/01-6/30/02   7/1/00-6/30/01
----------------------------------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS
----------------------------------------------------------------------------------------------------------------------------------
Standard Shares
  Proceeds from shares issued   $  42,567,841    $  80,342,163    $  56,221,231    $ 194,694,798   $ 12,270,553    $  9,819,118
  Dividends reinvested                     --       26,784,064               --       80,827,110             --          21,004
  Cost of shares redeemed         (77,794,151)    (110,065,557)     (80,428,934)    (123,004,883)    (8,437,857)     (1,009,625)
                                --------------------------------------------------------------------------------------------------
Total                             (35,226,310)      (2,939,330)     (24,207,703)     152,517,025      3,832,696       8,830,497
                                --------------------------------------------------------------------------------------------------
Institutional Shares
  Proceeds from shares issued      31,393,835       69,197,244        3,944,080       19,973,104             --              --
  Dividends reinvested                     --        8,934,541               --        1,470,740             --              --
  Cost of shares redeemed         (41,615,831)     (73,194,017)     (13,893,132)      (3,183,812)            --              --
                                --------------------------------------------------------------------------------------------------
Total                             (10,221,996)       4,937,768       (9,949,052)      18,260,032             --              --
                                --------------------------------------------------------------------------------------------------
Administrative Shares
  Proceeds from shares issued         943,987        2,484,203        9,721,056       13,034,591             --              --
  Dividends reinvested                     --           13,867               --          288,057             --              --
  Cost of shares redeemed            (306,104)        (446,339)      (8,308,171)      (1,366,450)            --              --
                                --------------------------------------------------------------------------------------------------
Total                                 637,883        2,051,731        1,412,885       11,956,198             --              --
                                --------------------------------------------------------------------------------------------------
CHANGE IN NET ASSETS FROM
CAPITAL TRANSACTIONS            $ (44,810,423)   $   4,050,169    $ (32,743,870)   $ 182,733,255   $  3,832,696    $  8,830,497
                                ==================================================================================================
SHARE TRANSACTIONS
----------------------------------------------------------------------------------------------------------------------------------
Standard Shares
  Issued                            2,152,690        2,984,345        4,217,604        7,812,227      1,251,105         987,958
  Reinvested                               --        1,124,438               --        4,317,687             --           2,478
  Redeemed                         (3,989,536)      (4,193,703)      (6,041,917)      (5,706,805)      (868,569)       (109,487)
                                --------------------------------------------------------------------------------------------------
Net change                         (1,836,846)         (84,920)      (1,824,313)       6,423,109        382,536         880,949
                                --------------------------------------------------------------------------------------------------
Institutional Shares
  Issued                            1,964,990        3,112,763          293,475          842,712             --              --
  Reinvested                               --          463,891               --           77,941             --              --
  Redeemed                         (2,637,569)      (3,469,747)        (991,621)        (172,178)            --              --
                                --------------------------------------------------------------------------------------------------
Net change                           (672,579)         106,907         (698,146)         748,475             --              --
                                --------------------------------------------------------------------------------------------------
Administrative Shares
  Issued                               47,642          105,701          721,866          658,676             --              --
  Reinvested                               --              580               --           15,314             --              --
  Redeemed                            (15,822)         (18,728)        (611,698)         (75,948)            --              --
                                --------------------------------------------------------------------------------------------------
Net change                             31,820           87,553          110,168          598,042             --              --
                                --------------------------------------------------------------------------------------------------
CHANGE IN SHARES FROM
SHARE TRANSACTIONS                 (2,477,605)         109,540       (2,412,291)       7,769,626        382,536         880,949
                                ==================================================================================================

                                      GLOBAL EQUITY FUND           INTERNATIONAL GROWTH FUND                INCOME FUND
                               -------------------------------  ----------------------------------  -------------------------------
                               7/1/01-6/30/02   7/1/00-6/30/01  7/1/01-6/30/02 12/20/00(1)-6/30/01  7/1/01-6/30/02  7/1//00-6/30/01
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS
-----------------------------------------------------------------------------------------------------------------------------------
Standard Shares
  Proceeds from shares issued   $ 198,374,332    $ 375,727,602    $   4,791,279    $   1,856,746    $  26,499,837    $  34,375,480
  Dividends reinvested                     --       22,794,698               --               --        3,903,979        3,602,960
  Cost of shares redeemed        (251,921,233)    (368,618,733)      (2,659,807)         (44,233)     (29,573,451)     (28,559,184)
                                --------------------------------------------------------------------------------------------------
Total                             (53,546,901)      29,903,567        2,131,472        1,812,513          830,365        9,419,256
                                --------------------------------------------------------------------------------------------------
Institutional Shares
  Proceeds from shares issued      54,298,201       20,093,233               --               --               --               --
  Dividends reinvested                     --          766,899               --               --               --               --
  Cost of shares redeemed         (57,777,479)     (10,748,327)              --               --               --               --
                                --------------------------------------------------------------------------------------------------
Total                              (3,479,278)      10,111,805               --               --               --               --
                                --------------------------------------------------------------------------------------------------
Administrative Shares
  Proceeds from shares issued       1,591,347        2,636,637               --               --               --               --
  Dividends reinvested                     --          106,163               --               --               --               --
  Cost of shares redeemed            (640,447)        (283,189)              --               --               --               --
                                --------------------------------------------------------------------------------------------------
Total                                 950,900        2,459,611               --               --               --               --
                                --------------------------------------------------------------------------------------------------
CHANGE IN NET ASSETS FROM
CAPITAL TRANSACTIONS            $ (56,075,279)   $  42,474,983    $   2,131,472    $   1,812,513    $     830,365    $   9,419,256
                                ==================================================================================================
SHARE TRANSACTIONS
-----------------------------------------------------------------------------------------------------------------------------------
Standard Shares
  Issued                           12,492,604       14,982,702          644,662          203,925        2,597,522        3,307,637
  Reinvested                               --        1,034,712               --               --          383,963          348,700
  Redeemed                        (15,828,132)     (14,953,031)        (372,894)          (4,791)      (2,932,132)      (2,752,037)
                                --------------------------------------------------------------------------------------------------
Net change                         (3,335,528)       1,064,383          271,768          199,134           49,353          904,300
                                --------------------------------------------------------------------------------------------------
Institutional Shares
  Issued                            3,421,162          995,885               --               --               --               --
  Reinvested                               --           34,623               --               --               --               --
  Redeemed                         (3,652,158)        (554,752)              --               --               --               --
                                --------------------------------------------------------------------------------------------------
Net change                           (230,996)         475,756               --               --               --               --
                                --------------------------------------------------------------------------------------------------
Administrative Shares
  Issued                               99,269          102,373               --               --               --               --
  Reinvested                               --            4,806               --               --               --               --
  Redeemed                            (40,048)         (12,086)              --               --               --               --
                                --------------------------------------------------------------------------------------------------
Net change                             59,221           95,093               --               --               --               --
                                --------------------------------------------------------------------------------------------------
CHANGE IN SHARES FROM
SHARE TRANSACTIONS                 (3,507,303)       1,635,232          271,768          199,134           49,353          904,300
                                ==================================================================================================

(1) COMMENCEMENT OF OPERATIONS.


                                          MONEY MARKET FUND
                                  -----------------------------------
                                  7/1/01-6/30/02     7/1/00-6/30/01
---------------------------------------------------------------------
CAPITAL TRANSACTIONS
---------------------------------------------------------------------
Standard Shares
  Proceeds from shares issued     $ 131,426,668      $ 157,470,019
  Dividends reinvested                2,214,847          5,465,621
  Cost of shares redeemed          (136,588,995)      (158,410,585)
                                  -----------------------------------
Total                                (2,947,480)         4,525,055
                                  -----------------------------------
Institutional Shares
  Proceeds from shares issued        17,644,804         17,033,778
  Dividends reinvested                  658,558          1,256,229
  Cost of shares redeemed           (29,240,845)       (14,181,413)
                                  -----------------------------------
Total                               (10,937,483)         4,108,594
                                  -----------------------------------
Administrative Shares
  Proceeds from shares issued                --                 --
  Dividends reinvested                       --                 --
  Cost of shares redeemed                    --                 --
                                  -----------------------------------
Total                                        --                 --
                                  -----------------------------------
CHANGE IN NET ASSETS FROM
CAPITAL TRANSACTIONS              $ (13,884,963)     $   8,633,649
                                  ===================================
SHARE TRANSACTIONS
---------------------------------------------------------------------
Standard Shares
  Issued                            131,415,588        157,423,456
  Reinvested                          2,214,857          5,465,621
  Redeemed                         (136,588,544)      (158,410,585)
                                  -----------------------------------
Net change                           (2,958,099)         4,478,492
                                  -----------------------------------
Institutional Shares
  Issued                             17,655,439         17,023,142
  Reinvested                            658,558          1,256,229
  Redeemed                          (29,240,845)       (14,181,413)
                                  -----------------------------------
Net change                          (10,926,848)         4,097,958
                                  -----------------------------------
Administrative Shares
  Issued                                     --                 --
  Reinvested                                 --                 --
  Redeemed                                   --                 --
                                  -----------------------------------
Net change                                   --                 --
                                  -----------------------------------
CHANGE IN SHARES FROM
SHARE TRANSACTIONS                  (13,884,947)         8,576,450
                                  ===================================

FEDERAL TAX INFORMATION-- As of June 30, 2002

The tax character of dividends paid by the funds during the fiscal year ended June 30, 2002, was as follows:

                         DIVIDENDS PAID FROM
                         -------------------
                       ORDINARY     NET LONG-TERM   TOTAL TAXABLE   TAX RETURN      TOTAL
                        INCOME      CAPITAL GAINS    DIVIDENDS      OF CAPITAL  DIVIDENDS PAID(1)
                        ------      -------------    ---------      ----------  -----------------
Income Fund           $4,341,300     $       --     $4,341,300     $       --     $4,341,300
Money Market Fund      2,937,861             --      2,937,861             --      2,937,861

As of June 30, 2002, the components of accumulated earnings/(deficit) on a tax basis for the funds were as follows:

                           UNDISTRIBUTED  UNDISTRIBUTED                              ACCUMULATED      UNREALIZED         TOTAL
                              ORDINARY     LONG-TERM     ACCUMULATED    DIVIDENDS    CAPITAL AND     APPRECIATION/    ACCUMULATED
                              INCOME     CAPITAL GAINS    EARNINGS       PAYABLE     OTHER LOSSES   DEPRECIATION(2)     DEFICIT
                              ------     -------------    --------       -------     ------------   ---------------     -------
Core Growth Fund            $         --  $         --  $       --  $          --   $ (89,524,737)  $  15,752,074   $ (73,772,663)
Emerging Growth Fund                  --            --          --             --    (179,181,517)    (15,703,408)   (194,884,925)
Small Cap Core Growth Fund            --            --          --             --        (644,240)     (1,143,221)     (1,787,461)
Global Equity Fund                    --            --          --             --    (112,234,859)    (17,732,960)   (129,967,819)
International Growth Fund             --            --          --             --        (523,980)       (222,272)       (746,252)
Income Fund                      305,256            --     305,256       (308,809)     (8,698,891)      1,183,934      (7,518,510)
Money Market Fund                106,223            --     106,223       (106,223)         (9,083)             --          (9,083)

As of June 30, 2002, the funds had net capital loss carryforwards, which are available to offset future realized gains.

                                   AMOUNT      EXPIRES
                                   ------      -------
Core Growth Fund               $ 74,089,418     2010
Emerging Growth Fund              8,861,923     2009
Emerging Growth Fund            170,319,594     2010
Small Cap Core Growth Fund          644,240     2010
Global Equity Fund              107,010,859     2010
International Growth Fund           432,059     2010
Income Fund                         339,912     2009
Income Fund                         836,643     2010
Money Market Fund                     9,083     2009

Net capital losses incurred after October 31, 2001, and within the taxable year are deemed to arise on the first business day of the funds' next taxable year. For the year ended June 30, 2002, the fund deferred to July 1, 2002, post October capital losses, and post October currency losses of:

                            CAPITAL LOSSES   CURRENCY LOSSES
                            --------------   ---------------
Core Growth Fund              $15,435,319     $        --
Global Equity Fund              4,465,543         758,457
International Growth Fund          66,277          25,644
Income Fund                     7,522,336              --

(1) TOTAL DIVIDENDS PAID MAY DIFFER FROM THE AMOUNT REPORTED IN THE STATEMENT OF CHANGES IN NET ASSETS BECAUSE FOR TAX PURPOSES DIVIDENDS ARE RECOGNIZED WHEN ACTUALLY PAID.

(2)  THE DIFFERENCES BETWEEN BOOK-BASIS AND TAX-BASIS UNREALIZED
     APPRECIATION/DEPRECIATION ARE ATTRIBUTABLE PRIMARILY TO: TAX DEFERRAL OF LOSSES ON WASH SALES, THE REALIZATION FOR TAX PURPOSES OF UNREALIZED GAINS/LOSSES ON CERTAIN DERIVATIVE INSTRUMENTS, THE DIFFERENCE BETWEEN BOOK AND TAX AMORTIZATION METHODS FOR PREMIUM AND MARKET DISCOUNT, THE REALIZATION FOR TAX PURPOSES OF UNREALIZED GAINS/LOSSES ON INVESTMENTS IN PASSIVE FOREIGN INVESTMENT COMPANIES, AND THE RETURN OF CAPITAL
     ADJUSTMENTS FROM REAL ESTATE INVESTMENT TRUSTS.

THE FUNDS' TRUSTEES AND OFFICERS UNAUDITED

The tables below show the trustees and officers of Citizens Funds as of June 30, 2002. The trustees in the first table (Affiliated Trustees) are considered interested persons under the Investment Company Act of 1940, as amended (see footnote 1).

The trustees in the second table (Independent Trustees) are not considered interested persons and have no affiliation with the funds' investment adviser or distributor. The third table lists fund officers who are not trustees. All of these officers are considered interested persons.

The term of office for each trustee is eight years, except for Sophia Collier who has an open-ended term. Each trustee is a trustee for eight funds within the Citizens Funds complex, and no trustee is currently a trustee or director for any other mutual fund or company, except Mitchell A. Johnson, who is a trustee/director of three funds at FBR Funds and a director of the Federal Agricultural Mortgage Corporation. Except as noted below, the address for each trustee and officer in connection with their fund duties is 230 Commerce Way, Portsmouth, NH 03801.

The funds' Statement of Additional Information includes additional information about the trustees and officers and is available, without charge, by calling 800.223.7010.

AFFILIATED TRUSTEES

                         POSITION(S) WITH FUNDS AND DATE
NAME AND AGE             OF ELECTION OR APPOINTMENT         PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------------------------------------
SOPHIA COLLIER           Trustee since 10/91                Portfolio Manager, Citizens Funds, since 3/95
46 years                 Chair of the Board since 1/02      Majority Owner and Chair of the Board of
                                                            Directors, Citizens Advisers, Inc., since 12/91
                                                            President, Citizens Advisers, Inc., 12/91 - 9/98 and since 7/02
                                                            Chair of the Board of Directors, Northpoint
                                                            Technology, Ltd., since 1/97

MITCHELL A. JOHNSON      Trustee Emeritus since 8/01        President, MAJ Capital Management (personal investments), since 8/94
60 years                 Trustee 12/97 - 8/01               President, Corporate Finance, Student Loan Marketing Association,
                                                            5/73 - 8/94


JOHN L. SHIELDS          Trustee 9/98 - 11/00 and           President and Chief Executive Officer, Citizens Advisers,
49 years                   5/01 - 7/02                      Inc., 9/98 - 7/02
                         President 9/98 - 7/02              Senior Consultant, Cerulli Associates (mutual fund consulting firm), 9/95 - 8/98

INDEPENDENT TRUSTEES

                           POSITION(S) WITH FUNDS AND DATE
NAME AND AGE               OF ELECTION OR APPOINTMENT           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------------------------------
JUDY BELK                  Trustee since 5/01               Senior Advisor and Consultant to Philanthropic and Non-Profit
49 years                                                    Organizations, since 11/00
                                                            Vice President, Global Public Affairs, Levi Strauss & Co., 6/90 - 6/00

WALTER D. BRISTOL, JR.     Trustee since 5/01               Executive Vice President for Corporate Operations and Chief
51 years                                                    Financial Officer, American Heart Association, since 5/96

JEANNIE H. DIEFENDERFER    Trustee since 5/01               Group President, Verizon, since 8/01
41 years                                                    Senior Vice  President, Verizon, 5/98 - 7/01
                                                            Executive Director, Verizon, 2/96 - 4/98

PABLO S. EISENBERG         Trustee since 12/99              Senior Fellow, Public Policy Institute, Georgetown University,
70 years                                                    since 1/99
                                                            Executive Director, Center for Community Change, 5/75 - 6/98

ORLANDO HERNANDEZ          Trustee since 8/01               Vice President of Finance, Texas Instruments, 5/76 - 4/01
54 years

MARTHA S. POPE             Trustee since 12/99              Senior Advisor for the Northern Ireland Peace Negotiations, 1/95 - 7/98
57 years                                                    Trustee, National Park Foundation, since 8/00
                                                            Trustee, Hofstra University, since 6/00

OFFICERS WHO ARE NOT TRUSTEES

                           POSITION(S) WITH FUNDS AND DATE
NAME AND AGE               OF ELECTION OR APPOINTMENT           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------------------------------------
SEAN P. DRISCOLL           Treasurer since 3/99             Vice President, Citizens Advisers, Inc., since 11/98
37 years                                                    Director, Fund Administration, State Street Bank and Trust Company,
                                                            3/98 - 11/98
                                                            Vice President, Compliance, Putnam Investments, 1/97 - 3/98

MARCIA KOVALIK             Assistant Secretary since 5/01   Counsel, Citizens Advisers, Inc., since 2/01
39 years                                                    Associate, Boynton, Waldron, Doleac, Woodman & Scott, P.A., 9/95 - 2/01

ALAINA METZ2               Assistant Secretary since 2/01   Chief Administrative Officer, BISYS Fund Services Ohio, Inc.,
35 years                                                    since 6/95

LISA A. PAQUETTE           Assistant Treasurer since 2/02   Manager, Finance and Accounting, Citizens Advisers, Inc., since 4/01
36 years                                                    Planning Manager, Pepsi Bottling Group, 6/99 - 4/01
                                                            Controller, Strategic Planning, Fisher Scientific International, Inc.,
                                                            8/96 - 5/99
                                                            (title varied during this period)

(1) SOPHIA COLLIER, JOHN SHIELDS AND EACH OFFICER LISTED AS AN INTERESTED PERSON OF THE FUND, IS INTERESTED BY VIRTUE OF THEIR POSITION OR AFFILIATION WITH THE FUNDS' INVESTMENT ADVISER. MITCHELL A. JOHNSON IS AN INTERESTED PERSON AS A RESULT OF A BUSINESS RELATIONSHIP WITH NORTHPOINT TECHNOLOGY, INC., OF WHICH SOPHIA COLLIER IS CHAIR OF THE BOARD OF DIRECTORS.

(2)  ADDRESS: BISYS FUND SERVICES, 3435 STELZER ROAD, COLUMBUS, OH 43219

Report of Independent Accountants

TO THE SHAREHOLDERS AND TRUSTEES OF CITIZENS FUNDS:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Citizens Core Growth Fund, Citizens Emerging Growth Fund, Citizens Small Cap Core Growth Fund, Citizens Global Equity Fund, Citizens International Growth Fund, Citizens Income Fund, and Citizens Money Market Fund (seven funds of the Citizens Funds, hereafter referred to as the "funds") at June 30, 2002, the results of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2002, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

                      PricewaterhouseCoopers LLP
                      COLUMBUS, OHIO
                      AUGUST 14, 2002

NOTES:

NOTES:

At Citizens Funds, we want our investors to know how much we value their business. That's why we offer a comprehensive range of services that includes everything from attentive telephone representatives to an informative web site.

A FULL RANGE OF NO-LOAD
MUTUAL FUNDS*
Citizens Core Growth Fund(R)
Citizens Emerging Growth Fund(R)
Citizens Small Cap Core Growth Fund(R)
Citizens Value Fund(SM)
Citizens Global Equity Fund(R)
Citizens International Growth Fund(R)
Citizens Income Fund(R)
Citizens Money Market Fund(SM)

FREE EXCHANGES BETWEEN
CITIZENS FUNDS
You can move your money easily and without penalty from any one of our funds to another.

INDIVIDUAL RETIREMENT PLANS (IRA)
We offer investors the opportunity to invest in a variety of IRAs, including Traditional, Roth and Rollover. Citizens Funds are also available for 401(k), 403(b), SEP and SIMPLE retirement plans.


AUTOMATIC INVESTMENT PLAN
Invest automatically on a monthly or quarterly basis with payroll deduction or electronic transfer from your bank.

UNPARALLELED CUSTOMER SERVICE
Our representatives are well-trained professionals whose goal is to satisfy most requests during the first phone call. Representatives are available from 9 A.M. to 6 P.M. (ET) Monday -- Friday at 800.223.7010.

www.citizensfunds.com
Our web site offers daily fund prices and performance, fund and manager profiles, fund prospectuses and applications, shareholder activism updates, online account access and transactions and much more.

INTELLIGENT COMMUNICATIONS
Citizens Funds was a pioneer of the plain English prospectus well before it became the standard for the rest of the mutual fund industry. We try to bring that same spirit of innovation, plain-speak and respect for our shareholders to all our communications, including:

- Quarterly statements (monthly for money market shareholders)

- Shareholder newsletters

* ALTHOUGH CITIZENS FUNDS ARE NO-LOAD, CERTAIN FEES AND EXPENSES DO APPLY TO A CONTINUED INVESTMENT IN THE FUNDS AND ARE DESCRIBED IN THE APPLICABLE PROSPECTUS.

  INVESTMENTS IN THE CITIZENS EMERGING GROWTH FUND AND CITIZENS SMALL CAP CORE GROWTH FUND INVOLVE UNIQUE RISKS, AS SMALL- AND MEDIUM-SIZED COMPANIES MAY HAVE INEXPERIENCED MANAGEMENT, LIMITED PRODUCT LINES, A DIFFICULT TIME OBTAINING FINANCING OR MARKET SHARE, AND THEIR SHARES MAY BE MORE VOLATILE AND NOT TRADED AS FREQUENTLY OR IN AS LARGE A VOLUME AS LARGER COMPANIES.

  INVESTMENTS IN THE CITIZENS GLOBAL EQUITY FUND AND INTERNATIONAL GROWTH FUND INVOLVE RISKS OF INVESTING IN FOREIGN MARKETS, INCLUDING POLITICAL INSTABILITY AND CURRENCY RISKS, EXCESSIVE TAXATION, DIFFERENT FINANCIAL AND AUDITING STANDARDS, INCREASED MARKET VOLATILITY AND OTHER FACTORS.

  INVESTMENTS IN THE CITIZENS MONEY MARKET FUND ARE NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

  CITIZENS FUNDS ARE DISTRIBUTED BY CITIZENS SECURITIES, INC., PORTSMOUTH, NH 03801 AND ARE AVAILABLE THROUGH SUCH POPULAR MUTUAL FUND SUPERMARKETS AS CHARLES SCHWAB'S MUTUAL FUND ONESOURCE(R) AND FIDELITY INVESTMENTS' FUNDSNETWORK(R).

  CITIZENS FUNDS(R) IS A TRADEMARK OF CITIZENS ADVISERS, INC.

  THIS REPORT IS INTENDED FOR SHAREHOLDERS OF CITIZENS FUNDS AND IS NOT AUTHORIZED FOR DISTRIBUTION TO OTHER PERSONS UNLESS ACCOMPANIED OR PRECEDED BY A PROSPECTUS. PLEASE CALL 800.223.7010 FOR A PROSPECTUS THAT CONTAINS COMPLETE DETAILS OF FEES AND EXPENSES AND SHOULD BE READ CAREFULLY BEFORE INVESTING.

[SIDENOTE]

TRUSTEES:
Judy Belk
Walter D. Bristol, Jr.
Sophia Collier
Jeannie H. Diefenderfer
Pablo S. Eisenberg
Orlando Hernandez
Mitchell A. Johnson (Trustee Emeritus)
Martha S. Pope

DISTRIBUTOR:
Citizens Securities, Inc.
230 Commerce Way
Portsmouth, NH 03801
800.223.7010
603.436.5152

MANAGER:
Citizens Advisers, Inc.
230 Commerce Way
Portsmouth, NH 03801
800.223.7010
603.436.5152

CUSTODIAN:
Fifth Third Bank
Cincinnati, OH 45263

TRANSFER AND
ACCOUNTING AGENT:
BISYS Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, OH 43219

LEGAL COUNSEL:
Bingham McCutchen LLP
Boston, MA 02110

INDEPENDENT AUDITORS:
PricewaterhouseCoopers LLP
Columbus, OH 43215

[CITIZENS FUNDS(R) LOGO]

Citizens Funds(R) is a trademark of Citizens Advisers, Inc.

This report is intended for shareholders of Citizens Funds and is not authorized for distribution to other persons unless accompanied or preceded by a prospectus.

Distributed by Citizens Securities, Inc.
Portsmouth, NH 03801

[GRAPHIC] Printed on recycled paper with soy-based inks.

AR 6/02